                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement         [ ] Confidential, For Use of the
                                            Commission Only (as Permitted by
                                            Rule 14a-6(e)(2))

[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                   VANS, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

           [X] No fee required.

           [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

           (1) Title of each class of securities to which transaction applies:

               -----------------------------------------------------------------

           (2) Aggregate number of securities to which transaction applies:

               -----------------------------------------------------------------

           (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


           (4) Proposed maximum aggregate value of transaction:

               -----------------------------------------------------------------


           (5) Total fee paid:

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           [ ] Fee paid previously with preliminary materials.

           [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

           (1) Amount previously paid:

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           (2) Form, Schedule or Registration Statement No.:

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           (3) Filing Party:

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           (4) Date Filed:

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

                                  [VANS LOGO]
                             15700 SHOEMAKER AVENUE
                    SANTA FE SPRINGS, CALIFORNIA 90670-5515
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                OCTOBER 24, 2000

Dear Stockholders:

     The 2000 Annual Meeting of Stockholders of Vans, Inc., a Delaware corporation (the "Company"), will be held on Tuesday, October 24, 2000, at 10:00 a.m., Pacific Time, at the Sheraton Cerritos Hotel, 12725 Center Court Drive, Cerritos, California, for the following purposes:

     1. To elect nine directors to serve for the ensuing year and until their successors are duly elected and qualified;

     2. To approve the Vans, Inc. 2000 Long-Term Incentive Plan;

     3. To approve the Vans, Inc. CEO Bonus Plan;

     4. To consider a non-binding resolution to re-ratify and re-approve the Vans, Inc. Stockholder Rights Plan, which was ratified and approved by the stockholders at the 1994 Annual Meeting and re-ratified and re-approved at the 1997 Annual Meeting;

     5. To ratify the appointment of KPMG LLP as the Company's independent auditors for fiscal 2001; and

     6. To transact such other business as may be properly brought before the Annual Meeting or any adjournment thereof.

     In accordance with the Company's Restated By-Laws, the Board of Directors has fixed the close of business on August 25, 2000, as the record date for the purpose of determining stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment or adjournments thereof. The stock transfer books will not be closed.

     A list of the stockholders entitled to vote at the Annual Meeting may be examined at the Company's executive offices, located at 15700 Shoemaker Avenue, Santa Fe Springs, California, during the 10-day period preceding the Annual Meeting.

     YOUR VOTE IS VERY IMPORTANT. Therefore, whether or not you plan to attend the Annual Meeting in person, please sign and return the enclosed proxy in the envelope provided. If you attend the Annual Meeting and desire to vote in person, you may do so even though you have previously sent a proxy.

                                          By Order of the Board of Directors,

                                          /s/ CRAIG E. GOSSELIN
                                          Craig E. Gosselin
                                          Vice President, General Counsel,
                                          and Corporate Secretary
September 20, 2000
Santa Fe Springs, California

                                  [VANS LOGO]

                             15700 SHOEMAKER AVENUE
                    SANTA FE SPRINGS, CALIFORNIA 90670-5515
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

              INFORMATION RELATING TO VOTING AT THE ANNUAL MEETING

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Vans, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held on Tuesday, October 24, 2000, and at any adjournment thereof. The approximate date of mailing of this Proxy Statement and the accompanying proxy card is September 20, 2000.

     The Board of Directors of the Company has selected August 25, 2000, as the record date for the Annual Meeting. Only those stockholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting. The Company had a total of 13,854,157 shares of $.001 par value common stock (the "Common Stock") outstanding at August 25, 2000. The Common Stock is the only outstanding class of voting securities of the Company. Stockholders will be entitled to one vote for each share of stock held by them of record at the close of business on the record date on any matter that may be presented for consideration and action by the stockholders at the Annual Meeting. Stockholders are not entitled to cumulate their votes and have no rights of appraisal with respect to the proposals described herein.

     All valid proxies received in response to this solicitation will be voted in accordance with the instructions indicated thereon by the stockholders giving such proxies. If no contrary instructions are given, proxies received will be voted in favor of the election of the director nominees named in this Proxy Statement and in favor of the other proposals described herein. Proxies solicited hereby may be voted for adjournment of the Annual Meeting (whether or not a quorum is present for the transaction of business) in order to permit further solicitation of proxies if the Board of Directors of the Company determines that such adjournment would be advisable in order to obtain sufficient votes for approval of the matters to be voted upon at the Annual Meeting.

     The Board of Directors does not know of any other business to be presented for action at the Annual Meeting. If any other business is properly presented at the Annual Meeting and may properly be voted upon, the proxies solicited hereby will be voted on such matters in accordance with the best judgment of the proxy holders named in such proxies. A stockholder's proxy may be revoked at any time before it is voted at the Annual Meeting by giving written notice of such revocation to the Corporate Secretary of the Company (which notice may be given by the filing of a duly executed proxy bearing a later date) or by attending the Annual Meeting and voting in person.

     The costs of this proxy solicitation will be paid by the Company. To the extent necessary, proxies may also be solicited by personnel of the Company in person, by telephone, or through other forms of communication. Company personnel who participate in this solicitation will not receive any additional compensation for such solicitation. The Company also has retained the services of ChaseMellon Shareholder Services to assist it in the solicitation of proxies. The Company is paying ChaseMellon $8,500, plus the reimbursement of expenses, for its services.

     The Company will request record holders of shares beneficially owned by others to forward this Proxy Statement and related materials to the beneficial owners of such shares and will reimburse such record holders for their reasonable expenses incurred in doing so.

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of September 1, 2000: (i) by each person who is known by the Company to own beneficially more than 5% of the Company's Common Stock; (ii) by each director and director nominee; (iii) by the executive officers named in the Summary Compensation Table set forth under the caption "Executive Compensation and Other Information"; and (iv) by all directors and executive officers of the Company as a group.

                                                    AMOUNT AND NATURE
                                                      OF BENEFICIAL      PERCENT
                       NAME                           OWNERSHIP(1)       OF CLASS
                       ----                         -----------------    --------
Lord Abbett & Co..................................      1,431,100(2)       10.3%
  90 Hudson Street
  Jersey City, New Jersey 07302
Mellon Financial Corporation......................      1,410,475(2)       10.2%
  One Mellon Center
  Pittsburgh, Pennsylvania 15258
FMR Corp. ........................................        789,600(2)        5.7%
  82 Devonshire Street
  Boston, Massachusetts 02109
Invesco, Inc......................................        788,600(2)        5.7%
  1315 Peachtree Street
  Atlanta, Georgia 30309
Dimensional First Advisors Inc....................        788,300(2)        5.7%
  1299 Ocean Avenue, 11th Floor
  Santa Monica, California 90401
Walter E. Schoenfeld..............................        297,281(3)        2.1%
Gary H. Schoenfeld................................        312,651(4)        2.3%
George E. McCown*.................................        102,710(5)         **
Wilbur J. Fix.....................................         68,667(6)         **
James R. Sulat....................................         27,501(7)         **
Kathleen M. Gardarian.............................         25,168(8)         **
Lisa M. Douglas...................................         22,501(9)         **
Gerald Grinstein..................................         10,001(10)        **
Charles G. Armstrong..............................         15,001(11)        **
Leonard R. Wilkens................................          9,534(12)        **
Neal R. Lyons.....................................         56,136(13)        **
Stephen M. Murray.................................         33,334(14)
Craig E. Gosselin.................................         51,572(15)        **
All directors and executive officers as a group
  (24 persons)....................................      1,242,876(16)       9.0%

---------------
   * Mr. McCown is not standing for re-election to the Board of Directors.

  ** Represents beneficial ownership of less than 1%.

 (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "Commission") and generally includes voting or investment power with respect to securities. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Percentage of beneficial ownership is based on footnotes continued from previous page

     shares of Common Stock outstanding as of September 1, 2000, plus shares deemed outstanding pursuant to Rule 13d -- 2(d)(1) under the Securities Exchange Act of 1934, as amended.

 (2) Based on Schedule 13G filings, and amendments thereto, made by such stockholders for the year ended December 31, 1999. Invesco, Inc. shares voting and dispositive power of the shares listed opposite its name with AMVESCAP PLC, AVZ Inc., AIM Management Group Inc., AMVESCAP Group Services Inc., Invesco North America Holdings, Inc., Invesco Capital Management, Inc., Invesco Funds Group, Inc., Invesco Management & Research, Inc., Invesco Realty Advisors, Inc., and Invesco (NY) Asset Management, Inc. FMR Corp. has the sole voting power with respect to 619,900 of the shares listed opposite its name and the sole dispositive power with respect to 638,800 shares; Fidelity International Limited, a wholly-owned subsidiary of FMR Corp., has the sole voting power and dispositive power with respect to 150,800 shares; and FMR Corp. and Edward C. Johnson, 3d, through their control of Fidelity Management & Research Company ("Fidelity"), have the sole dispositive power with respect to 18,900 shares, while the sole voting power with respect to such shares resides with certain investment companies for which Fidelity acts as investment adviser.

 (3) Includes 103,425 shares of Common Stock that are subject to stock options which are exercisable within 60 days of September 1, 2000.

 (4) Includes 256,365 shares of Common Stock that are subject to incentive stock options which are exercisable within 60 days of September 1, 2000. Excludes 162,759 shares of Common Stock that are subject to the same stock options which are not exercisable within 60 days of September 1, 2000.

 (5) Includes 1,667 shares of Common Stock that are subject to a non-statutory stock option which is exercisable within 60 days of September 1, 2000. Excludes 3,333 shares of Common stock that are subject to the same option which are not exercisable within 60 days of September 1, 2000.

 (6) Includes 54,667 shares of Common Stock that are subject to non-statutory stock options which are exercisable within 60 days of September 1, 2000. Excludes 30,333 shares of Common Stock that are subject to the same non-statutory stock options which are not exercisable within 60 days of September 1, 2000.

 (7) Represents shares of Common Stock that are subject to non-statutory stock options which are exercisable within 60 days of September 1, 2000. Excludes 4,999 shares of Common Stock that are subject to the same non-statutory stock options which are not exercisable within 60 days of September 1, 2000.

 (8) Includes 24,168 shares of Common Stock that are subject to non-statutory stock options which are exercisable within 60 days of September 1, 2000. Excludes 8,332 shares of Common Stock that are subject to the same non-statutory options which are not exercisable within 60 days of September 1, 2000.

 (9) Represents shares of Common Stock that are subject to non-statutory options which are exercisable within 60 days of September 1, 2000. Excludes 4,999 shares of Common Stock that are subject to the same non-statutory stock options which are not exercisable within 60 days of September 1, 2000.

(10) Represents shares of Common Stock that are subject to non-statutory options which are exercisable within 60 days of September 1, 2000. Excludes 7,499 shares of Common Stock that are subject to the same non-statutory stock options which are not exercisable within 60 days of September 1, 2000.

(11) Includes 10,001 shares of Common Stock that are subject to non-statutory stock options which are exercisable within 60 days of September 1, 2000. Excludes 7,499 shares of Common stock that we subject to the same non-statutory stock options which are not exercisable within 60 days of September 1, 2000.

(12) Includes 6,667 shares of Common Stock that are subject to incentive stock options which are exercisable within 60 days of September 1, 2000. Excludes 10,833 shares of Common Stock that are subject to the same options which are not exercisable within 60 days of September 1, 2000.

footnotes continued from previous page

(13) Includes 46,207 shares that are subject to incentive stock options which are exercisable within 60 days of September 1, 2000. Excludes 31,299 shares of Common Stock that are subject to the same options which are not exercisable within 60 days of September 1, 2000.

(14) Represents shares of Common Stock that are subject to incentive stock options which are exercisable within 60 days of September 1, 2000. Excludes 26,666 shares of Common Stock that are subject to the same options which are not exercisable within 60 days of September 1, 2000.

(15) Includes 46,299 shares of Common Stock that are subject to incentive stock options which are exercisable within 60 days of September 1, 2000. Excludes 15,985 shares of Common Stock that are subject to the same options which are not exercisable within 60 days of September 1, 2000.

(16) Includes 909,659 shares that are subject to non-statutory and incentive stock options which are exercisable within 60 days of September 1, 2000 and are held by the executive officers and directors of the Company.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     The Restated By-laws of the Company, as amended, provide for no less than five and no more than 11 directors, as determined from time to time by the Board. The Board has fixed the number of directors at 10 until the end of George
E. McCown's tenure as a director in October. It is currently anticipated that the number of directors will be fixed at nine at that time. The Restated By-laws currently provide that the directors shall be elected annually.

     Set forth below are the names of the persons nominated by the Board of Directors for election as directors at the Annual Meeting, together with their ages, principal occupations and business experience during the last five years, present directorships and the year each first became a director of the Company. All of the nominees are presently directors. If any nominees are unable to serve as a director, the person or persons voting the proxies solicited hereby will select another nominee in his or her place. The Company has no reason to believe that any of the nominees will be unable or unwilling to serve if elected. The vote of a plurality of the total votes cast in person or by proxy at the Annual Meeting is required to elect each of the nominees. Pursuant to the Restated By-laws, abstentions and broker non-votes will not be deemed votes cast.

                                                                          FIRST
                                                                          BECAME
   NOMINEES FOR ELECTION      AGE     POSITION HELD IN THE COMPANY      A DIRECTOR
   ---------------------      ---     ----------------------------     ------------
Walter E. Schoenfeld........  69    Director and Chairman of the           1991
                                    Board
Gary H. Schoenfeld..........  37    Director; President and Chief          1995
                                    Executive Officer
Charles G. Armstrong........  58    Director                               1998
Lisa M. Douglas.............  41    Director                               1995
Wilbur J. Fix...............  73    Director                               1993
Kathleen M. Gardarian.......  55    Director                               1994
Gerald Grinstein............  68    Director                               1998
James R. Sulat..............  50    Director                               1994
Leonard R. Wilkens..........  63    Director                               1998

     WALTER E. SCHOENFELD has served as a director since August 1991 and has served as Chairman of the Board since July 1996. He served as Chief Executive Officer from May 1995 to February 1997 and was President from May 1995 to July 1996. He previously held the positions of President and Chief Executive Officer from July 1993 to September 1994. From April 1993 to July 1993, he served as Acting President and Chief Executive Officer. Mr. Schoenfeld was a Vice Chairman of the Board from March 1993 to July 1996. Mr. Schoenfeld has served as Chairman of the Board of Schoenfeld Group Ltd., a private consulting and investment company, since 1987, and was Chairman of the Board of Access Long Distance Telephone Company from 1991 to January 1998. From 1976 to 1982 he was a General and Limited Partner of the Seattle Mariners Baseball Club. Mr. Schoenfeld is the father of Gary H. Schoenfeld, a director and President and the Chief Executive Officer of the Company. Mr. Schoenfeld received a B.B.A. from the University of Washington.

     GARY H. SCHOENFELD has served as a director since November 1995. He became President in July 1996 and Chief Executive Officer in February 1997. He served as the Company's Chief Operating Officer from September 1995 to February 1997. Prior to joining the Company, Mr. Schoenfeld was a partner of McCown De Leeuw & Co., a venture banking firm ("MDC"). During his employment with MDC from July 1988 to August 1995, Mr. Schoenfeld was a director of five MDC-affiliated companies, and has been involved with the Company since 1989. Prior to joining MDC, Mr. Schoenfeld was employed for two years by David H. Murdock, a private financier, and was previously involved in a variety of projects with Brittania Sportswear Company, including offshore sourcing operations in Hong Kong. Mr. Schoenfeld is a director of Fitness Holdings, Inc., an MDC portfolio company. Mr. Schoenfeld is the son of Walter E. Schoenfeld, the Company's Chairman of the Board. Mr. Schoenfeld received a B.A. from the University of California at Los Angeles and an M.B.A. from Stanford University.

     CHARLES G. ARMSTRONG has served as a director since September 1998. Mr. Armstrong has been the President and Chief Operating Officer of the Seattle Mariners Baseball Club since July 1992. He was President of the Mariners from 1983 to 1989, and was Interim Athletic Director for the University of Washington in 1991. During his involvement with Major League Baseball, Mr. Armstrong has served on a number of committees for the American League and the Major League Baseball Commissioner's Office; he currently serves on the International Committee. Mr. Armstrong received a B.S. in Industrial Engineering from Purdue University, and a J.D. from Stanford University Law School.

     LISA M. DOUGLAS has served as a director since November 1995. Ms. Douglas is President of Nufitness Corporation, a producer of fitness and wellness-related television and multimedia programs. Prior to founding Nufitness in 1991, Ms. Douglas was Director of Corporate Sales for Koala Blue, a women's sportswear manufacturer. Ms. Douglas currently serves on the Board of the Douglas Family Foundation, and formerly served as a member of the Board and the Steering Committee of the Associates of Cedars-Sinai Medical Center. Ms. Douglas received a B.S. from the University of Minnesota and a Masters in Exercise Physiology from California State University, Northridge.

     WILBUR J. FIX has served as a director of the Company since February 1993. He has been the Chairman of the Fix Management Group, a private consulting and investment company, since 1994. From 1995 to January 1998 he was Vice Chairman of Access Long Distance Telephone Company. From 1980 to 1993, Mr. Fix was Chairman of the Board and Chief Executive Officer of The Bon Marche, a Seattle-based chain of department stores which was acquired by Campeau Corporation in 1986. Mr. Fix ultimately became Senior Vice President of Allied Stores Corporation, the parent company of The Bon Marche, and a member of the Boards of Directors of Allied Stores and Federated Stores. Mr. Fix is a member of the Board of Directors of Building Materials Holding Corporation, a publicly traded corporation. He is on the Advisory Board of the Corporate Council for the Arts in Seattle, and the Advisory Board of the College of the Desert Retail Council. Mr. Fix received a B.A. from the University of Washington.

     KATHLEEN M. GARDARIAN has served as a director of the Company since December 1994. She is the founder and Chief Executive Officer of Qualis International, Inc., an Irvine, California-based sales and distribution company. Ms. Gardarian is a founding Trustee and Board member of the World Business Academy, and serves on the Boards of the State of the World Forum, the Woman and Public Policy Program at the JFK School of Government of Harvard University, and The Institute of Transpersonal Psychology. Ms. Gardarian received a B.A. from the University of California at Los Angeles.

     GERALD GRINSTEIN has served as a director since June 1998. Mr. Grinstein has been non-executive Chairman of the Board of Agilent Technologies since August 1999, was non-executive Chairman of the Board of Delta Airlines from August 1997 to October 1999, and serves on the Boards of Delta Airlines, PACCAR, Inc., Imperial Sugar Corporation, The Pittson Company, and Expedia.com. He is a principal of Madrona Investment Group, LLC. From 1991 to 1995, he was Chairman and Chief Executive Officer of Burlington

Northern Inc. and Burlington Northern Railroad Company, where he oversaw the acquisition of Santa Fe Pacific Corp. He is a Trustee of the Henry M. Jackson Foundation and is a graduate of Yale College and Harvard Law School.

     JAMES R. SULAT has served as a director of the Company since October 1994. He became Chief Financial Officer of Chiron Corporation, a manufacturer and marketer of healthcare products for the treatment, prevention and diagnosis of disease, in April 1998. Prior to joining Chiron, Mr. Sulat was Chief Financial Officer of Stanford Health Services, a not-for-profit health care provider which operates the Stanford University hospital and clinic from 1993 to March 1998. Mr. Sulat received a B.S. from Yale University and an M.B.A. and M.S. from Stanford University.

     LEONARD R. WILKENS has served as a director since September 1998. Mr. Wilkens has been head coach of the Toronto Raptors basketball team since July 2000, and was previously head coach of the Atlanta Hawks and the Cleveland Cavaliers. Mr. Wilkens has coached in the National Basketball Association for 27 years and is the winningest coach in the history of the NBA. He also served as coach of the Dream Team of the 1996 Atlanta Olympic Games. He formerly served as Vice President of the NBA Players Association and is currently President of the NBA Coaches Association. Mr. Wilkens has been elected to the NBA Hall of Fame as both player and coach. He is a graduate of Providence College with a Degree in Economics and has an Honorary Doctorate in Humanities from both Providence College and Seattle University. Mr. Wilkens serves on the Board of Trustees of Providence College and also serves on the Board of the Atlanta Center for Children and the Odessa Brown Children's Clinic.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ABOVE NOMINEES TO THE BOARD.

     Board Committees. The Board of Directors has a Compensation Committee, which makes recommendations concerning salaries and incentive compensation for officers and employees of the Company; an Audit Committee, which reviews the results and scope of the audit and other services provided by the Company's independent auditors, and determines the Company's investment policies; an Executive Committee, which reviews the operations of the Company as required; a Mergers and Acquisitions Committee, which considers appropriate acquisitions for the Company; and a Nominating Committee, which considers and recommends appropriate candidates for the Board. The Nominating Committee does not, at this time, consider nominees for the Board recommended by stockholders.

     The members of the Compensation Committee are Wilbur J. Fix, Chairman, Lisa
M. Douglas, Kathleen M. Gardarian, and Leonard R. Wilkens. The Compensation Committee met, or acted pursuant to Written Consent, four times during fiscal 2000. The members of the Audit Committee are James R. Sulat, Chairman, Charles
G. Armstrong, and Wilbur J. Fix, all of whom are "independent," as defined in the listing standards of the National Association of Securities Dealers. The Audit Committee met six times during fiscal 2000. The members of the Executive Committee are George E. McCown, Chairman (who is not standing for re-election to the Board), Walter E. Schoenfeld, Vice Chairman, and Gary H. Schoenfeld. The Executive Committee did not meet during fiscal 2000. The members of the Mergers and Acquisitions Committee are Walter E. Schoenfeld, Chairman, Gerald Grinstein, and Gary H. Schoenfeld. The Mergers and Acquisitions Committee met one time during fiscal 2000. The members of the Nominating Committee are Walter E. Schoenfeld, Chairman, Lisa M. Douglas, and Gary H. Schoenfeld. The Nominating Committee met one time during fiscal 2000.

     Compensation of Directors. It is the Company's policy to pay its outside directors (who are currently Mesdames Gardarian and Douglas and Messrs. McCown, Fix, Sulat, Grinstein, Armstrong and Wilkens) a quarterly fee of $5,000 plus a fee of $2,000 for in-person Board and Committee meetings and $1,000 for telephonic Board and Committee meetings, as compensation for their services. All directors are reimbursed for expenses incurred in connection with attendance at Board and Committee meetings and receive an initial grant of a non-statutory stock option to purchase 7,500 shares upon joining the Board and annual grants of non-statutory stock options to purchase 5,000 shares on the date of each Annual Meeting of Stockholders.

     Meetings of the Board of Directors. During fiscal 2000, there were seven regularly scheduled and special meetings of the Board of Directors of the Company. The Board did not act pursuant to Written Consent during fiscal 2000. Each nominee for the Board attended at least 75% of the aggregate of (i) the total number of Board meetings, and (ii) the total number of meetings held by all Committees on which he or she served during fiscal 2000.

     Board Members who are leaving the Company. George E. McCown has declined to stand for re-election to the Board.

     Information Relating to Current Executive Officers. Set forth below are the names and ages of the current executive officers of the Company, other than Walter E. and Gary H. Schoenfeld (see "Proposal 1 -- Election of Directors"), together with the positions held by these persons.

        NAME           AGE                           TITLE
        ----           ---                           -----
Neal R. Lyons........  43    President -- Retail Stores
Stephen M. Murray....  40    Senior Vice President -- International and Product
                             Merchandising
Arthur I. Carver.....  49    Senior Vice President -- Global Operations
Kyle B. Wescoat......  48    Vice President and Chief Financial Officer
Jay E. Wilson........  53    Vice President -- Global Marketing
Steven J. Van          44    Vice President -- Promotions and Events
  Doren..............
Craig E. Gosselin....  40    Vice President, General Counsel, and Corporate
                             Secretary
Charles C. Kupfer....  39    Vice President, Controller and Assistant Corporate
                             Secretary
Joseph D. Giles......  37    Vice President and Chief Information Officer
Scott A. Brabson.....  45    Vice President -- Global Sourcing
Michael C. Jonte.....  38    Vice President -- Footwear
Chris D. Strain......  31    Vice President -- Marketing
Charles A.             37    Vice President -- National Sales
  Ponthier...........
Mark J. Smith........  37    Vice President -- Creative Design

     NEAL R. LYONS has been President -- Retail Stores since March 1999. Prior to that time he was Senior Vice President -- Retail Stores from September 1997 to March 1999. From March 1995 to September 1997, he was Vice
President -- Retail Stores. Prior to joining the Company, Mr. Lyons was Director of Stores for Reebok International Ltd. from June 1994 to February 1995. Mr. Lyons received a B.B.A. in Psychology and Business Management from the University of Nebraska. Mr. Lyons is currently enrolled in the M.B.A. program of Harvard University.

     STEPHEN M. MURRAY has been Senior Vice President -- International and Product Merchandising since July 1999. From October 1998 to July 1999, he was Senior Vice President of International and Apparel. Prior to joining the Company, Mr. Murray was employed by Reebok International Ltd. for seven years, eventually becoming Vice President of Global Apparel, responsible for all strategy, design, development, and product marketing for Reebok apparel throughout the world. Prior to joining Reebok, Mr. Murray was Sales Director for Dunlop Slazenger International, where he managed National Sales of sports equipment and apparel. Mr. Murray received a B.A. in Business Studies from Middlesex University in England.

     ARTHUR I. CARVER has been Senior Vice President -- Global Operations of the Company since July 2000. He is responsible for managing the Company's sourcing, distribution, information technology and customer service departments. From December 1998 to January 2000, Mr. Carver was Co-President and Chief Operations Officer of Global Sports, Inc, a publicly-traded distributor of athletic footwear. He was responsible for the operations and sourcing of athletic footwear for the branded division of the company. From April 1990 to December 1998, he was employed in a number of positions with Reebok International, Ltd. He began has career at Reebok as Director of Sales Operations and eventually became Senior Vice President, Sourcing and Logistics, Worldwide, responsible for approximately 1,000 employees. Mr. Carver received a Bachelor of Science in Industrial Science from Clarkson University.

     KYLE B. WESCOAT has been Vice President and Chief Financial Officer since February 1996. From November 1995 to February 1996, Mr. Wescoat served as Assistant to the President of Equity Management Inc., a marketing services company that specializes in brand extension licensing. From January 1994 to October 1995, Mr. Wescoat was Chief Financial Officer of Shirmar Corporation, a holding company with interests in several industrial products companies. Mr. Wescoat received a B.S. from Drexel University and an M.B.A. from the University of Michigan.

     JAY E. WILSON has been Vice President -- Global Marketing of the Company since August 1999. He was Vice President -- Marketing from December 1996 to August 1999. Prior to joining the Company, Mr. Wilson was a consultant with Dark Horse Distribution from February 1995 to December 1996, focusing on extreme sports brands. From March 1994 to February 1995, he was a Managing Partner of Brand Building Communications, a venture providing brand building expertise to clients such as Disney Televentures and Rhino Records. Mr. Wilson was also responsible for the launch of several brands, including DirecTV, Princess Cruises and Vuarnet Sunglasses. Mr. Wilson received a B.A. from the Pasadena Art Center College of Design.

     STEVEN J. VAN DOREN has been a Vice President since May 1990. He is currently Vice President -- Promotions and Events, primarily responsible for the Company's promotional efforts, and is the Company's executive in charge of the VANS Warped Tour(TM), a traveling music/sports festival sponsored by the Company, the VANS Triple Crown(TM) Series of alternative sports events, and the Company's High Cascade Snowboard Camp(TM). Mr. Van Doren has been employed by the Company in various capacities since the formation of the predecessor of the Company in 1966. Mr. Van Doren is the son of Paul Van Doren, a founder of the predecessor of the Company.

     CRAIG E. GOSSELIN has been Vice President and General Counsel of the Company since July 1992. He became Secretary in May 1993. He was an Assistant Secretary of the Company from February 1988 to May 1993. From March 1990 to June 1992, Mr. Gosselin was a Partner of the law firm of Cooper & Dempsey. Mr. Gosselin received a B.B.A. from Loyola Marymount University and a J.D. from Southwestern University School of Law.

     CHARLES C. KUPFER has been a Vice President and Assistant Corporate Secretary of the Company since July 1996. He was the Company's Controller from September 1994 to October 1996 when he took charge of the Company's production and sourcing efforts. He re-assumed the position of Controller again in November 1998. From July 1995 to December 1995 he was Acting Chief Financial Officer of the Company. He served as Assistant Controller of the Company from August 1992 until September 1994. Mr. Kupfer received a B.A. from the University of California at Irvine and a second B.A. from the California State University at Fullerton.

     JOSEPH D. GILES has been Vice President and Chief Information Officer of the Company since March 1999. Mr. Giles was Vice President and Chief Information Officer of Virgin Interactive Entertainment from September 1998 to March 1999. Prior to that time, he was Executive Director, Systems Planning for Paramount Pictures from May 1994 to September 1996. Mr. Giles received a B.B.A. (MIS) from the University of New Mexico and an M.B.A. from Pepperdine University.

     SCOTT A. BRABSON has been Vice President -- Global Sourcing of the Company since November 1997, and since March 1999 has managed the Company's snowboard division. Prior to joining the Company, he was Vice President -- Global Sourcing and Operations of Deckers Outdoor Corporation from September 1996 to November 1997. From March 1992 to September 1996 he was Managing Director, Asian Operations and Worldwide Sourcing for L.A. Gear, Inc. Mr. Brabson has a B.A. in Business Administration from the University of Michigan.

     MICHAEL C. JONTE has been Vice President -- Footwear of the Company since June 2000. He was Vice President -- Merchandising of the Company from January 1998 to June 2000. He currently is primarily responsible for footwear design, development and merchandising. Prior to January 1998 he was Director of Retail Merchandising of the Company from December 1995 to January 1998, ultimately becoming responsible for the Company's TRIPLE CROWN OF SURFING(R) apparel line. From June 1992 to

December 1995, Mr. Jonte was Director of Product Development for Young Mens and Children for B.U.M. Equipment. Mr. Jonte has a B.A. in Public Administration from San Diego State University.

     CHRIS D. STRAIN has been Vice President -- Marketing of the Company since August 1999. Prior to joining the Company, Mr. Strain was employed in various positions at PepsiCo., including national account sales, field marketing, sales strategy, product category management and brand marketing. He was Brand Manager for the Mountain Dew product line and Sports Marketing Manager for all of PepsiCo's products. Mr. Strain has a B.B.A in Marketing from the University of Texas.

     CHARLES A. PONTHIER has been Vice President -- National Sales of the Company since December 1999. He is responsible for managing all aspects of the Company's United States sales efforts. From November 1998 to December 1999, Mr. Ponthier was the Company's National Sales Manager. From January 1998 to October 1998, he was Senior Director of Sales for Applause, Inc., a manufacturer of toys. From November 1995 to January 1998, he was a Regional Sales Manager of the Company. Mr. Ponthier received a B.A. in Marketing from Southern Methodist University.

     MARK J. SMITH has been Vice President -- Creative Design of the Company since January 2000. He is primarily responsible for managing the Company's footwear design department. From May 1989 to June 1999, Mr. Smith was employed by Nike Inc. in a variety of positions eventually becoming Senior Product Designer in Nike's Special Project Group concentrating on Michael Jordan branded footwear and signature products for athletes such as Pete Sampras, Picabo Street, and Vin Baker. Mr. Smith has a B.A. in graphics/packaging from the Pasadena Art Center College of Design.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY COMPENSATION TABLE

     The following table discloses compensation for the three fiscal years ended May 31, 2000 received by (i) the Company's President and Chief Executive Officer during fiscal 2000, and (ii) the four remaining most highly paid executive officers as of May 31, 2000 (collectively, the "named executive officers").

                                                                                   LONG-TERM
                                                                                  COMPENSATION
                                                                            ------------------------
                             FISCAL                                                       SECURITIES
                              YEAR            ANNUAL COMPENSATION           RESTRICTED    UNDERLYING
                             ENDED     ---------------------------------      STOCK        OPTIONS/        ALL OTHER
NAME AND PRINCIPAL POSITION  MAY 31    SALARY($)    BONUS($)    OTHER($)    AWARDS($)      SARS(#)      COMPENSATION($)
---------------------------  ------    ---------    --------    --------    ----------    ----------    ---------------
Gary H. Schoenfeld........    2000      362,250     361,250          --        -0-           6,586          134,722(5)
  President and Chief         1999      361,309      73,999          --        -0-         107,626              -0-
  Executive Officer           1998      350,000     115,667          --        -0-         204,912(4)           -0-
Neal R. Lyons.............    2000      275,000     102,125          --        -0-           5,000              -0-
  President --                1999      236,992      22,160          --        -0-          29,821              -0-
  Retail Sales                1998      208,078      48,785          --        -0-          27,684(4)           -0-
Stephen M. Murray.........    2000      253,447     115,438          --        -0-             -0-              -0-
  Senior Vice President --    1999      188,192(1)    1,547(2)       --        -0-          60,000              -0-
  International and Product
  Merchandising...........    1998          -0-(1)      -0-          --        -0-             -0-              -0-
Walter E. Schoenfeld......    2000      288,000         -0-      33,855(3)     -0-             -0-              -0-
  Chairman of the             1999      290,000         -0-      36,298(3)     -0-             -0-              -0-
  Board                       1998      288,000         -0-      42,501(3)     -0-             -0-              -0-
Craig E. Gosselin.........    2000      194,423      57,500          --        -0-           6,955              -0-
  Vice President, General     1999      189,393      12,949          --        -0-          14,000              -0-
  Counsel and Corporate       1998      181,635      26,316          --        -0-          12,885(4)           -0-
  Secretary

---------------
(1) Mr. Murray joined the Company on October 21, 1998.

(2) Mr. Murray accepted a stock option for 10,000 shares in lieu of a performance bonus for fiscal 1999. The amount included in this column represents a holiday bonus paid in December 1998.

footnotes continued from previous page

(3) Includes approximately $30,000 paid by the Company to reimburse Walter E. Schoenfeld for the expense of maintaining secretarial support and an office in Seattle, which is his home, for purposes of conducting Company business there.

(4) Includes options which were repriced during fiscal 1998 as follows: Gary H. Schoenfeld, 200,000 shares; Mr. Lyons, 25,000 shares; and Mr. Gosselin, 10,329 shares.

(5) Represents premiums paid by the Company pursuant to a split-dollar whole life insurance plan established for the benefit of Gary H. Schoenfeld during fiscal 2000.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

     The following table provides information on option grants in fiscal 2000 to the named executive officers.

                                                  INDIVIDUAL GRANTS
                           ----------------------------------------------------------------
                                            PERCENT
                            NUMBER OF      OF TOTAL
                           SECURITIES    OPTIONS/SAR'S   EXERCISE                  MARKET
                           UNDERLYING     GRANTED TO        OF                    VALUE ON
                            OPTIONS/       EMPLOYEES       BASE                     GRANT
                              SAR'S        IN FISCAL       PRICE     EXPIRATION     DATE
          NAME             GRANTED(#)        2000        ($/SHARE)      DATE      ($/SHARE)
          ----             -----------   -------------   ---------   ----------   ---------
Gary H. Schoenfeld.......       6,586        2.41          11.00      6/17/09       11.00
Neal R. Lyons............       5,000        1.84          11.00      6/17/09       11.00
Stephen M. Murray........         -0-         N/A            N/A          N/A         N/A
Walter E. Schoenfeld.....         -0-         N/A            N/A          N/A         N/A
Craig E. Gosselin........    1. 3,455        1.27          11.00      6/17/09       11.00
                             2. 3,500        1.28          10.63      6/25/09       10.63


                                   POTENTIAL REALIZABLE VALUE
                                    AT ASSUMED ANNUAL RATES
                                  OF STOCK PRICE APPRECIATION
                                        FOR OPTION TERM
                           ------------------------------------------
                                0%             5%            10%
                           APPRECIATION   APPRECIATION   APPRECIATION
          NAME                 ($)            ($)            ($)
          ----             ------------   ------------   ------------
Gary H. Schoenfeld.......      -0-           45,561        115,460
Neal R. Lyons............      -0-           34,589         87,656
Stephen M. Murray........      N/A              N/A            N/A
Walter E. Schoenfeld.....      N/A              N/A            N/A
Craig E. Gosselin........      -0-           23,901         60,570
                               -0-           23,398         59,295

     Each of the options in this table is an incentive stock option which expires 10 years after the date of grant. The options are either exercisable in three annual increments of 33.33% or five annual increments of 20.0% commencing on the first anniversary of the grant date. The options also became fully exercisable in the event of a change in control of the Company.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

     The following table provides information on option/SAR exercises in fiscal 2000 by the named executive officers, and the value of such officers' unexercised options/SARs at May 31, 2000.

                                                                      NUMBER OF                  VALUE OF UNEXERCISED
                                                                SECURITIES UNDERLYING           IN-THE-MONEY OPTIONS/
                                                                OPTIONS/SARS AT FISCAL              SARS AT FISCAL
                                 SHARES                              YEAR-END(#)                   YEAR-END ($)(1)
                               ACQUIRED ON       VALUE       ----------------------------    ----------------------------
            NAME               EXERCISE(#)    REALIZED($)    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
            ----               -----------    -----------    -----------    -------------    -----------    -------------
Gary H. Schoenfeld...........      -0-            N/A          252,540         122,298        1,872,011       1,003,966
Neal R. Lyons................      -0-            N/A           40,706          31,799          339,041         235,937
Stephen M. Murray............      -0-            N/A           20,001          39,999          170,008         339,992
Walter E. Schoenfeld.........      -0-            N/A          169,212             -0-        1,636,379             N/A
Craig E. Gosselin............      -0-            N/A           43,130          19,154          406,733         144,407

---------------
(1) Calculated by multiplying the number of shares by the difference between (i) $15.75, the closing sales price of the Common Stock on May 31, 2000, and
    (ii) the exercise prices of those options which were in-the-money as of that date.

DEFERRED COMPENSATION PLAN

     The Company has established a deferred compensation plan for the benefit of Walter E. Schoenfeld, the Company's Chairman of the Board, and his spouse. Under the plan, the Company has established a trust which holds and disperses assets pursuant to the terms of the plan. From June 1, 1996 through June 1, 2000, the Company deposited $200,000 per year with the trustee of the trust. The trust funds are invested by the trustee in accordance with instructions given by the Company. Commencing in 2001, the trustee will pay Mr. Schoenfeld $100,000 per year from the trust funds. Such payments will continue for the remainder of

Mr. Schoenfeld's life and then will be paid to his spouse, if she survives him. Notwithstanding the foregoing, Mr. Schoenfeld has a one-time option to receive a lump sum payment of the balance of the trust, provided such option is exercised between November 1, 2000 and December 15, 2000.

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that might incorporate future filings, including this Proxy Statement in whole or in part, the following report and the Performance Graph on page 14 shall not be incorporated by reference into any such filings.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

GENERAL

     Decisions on compensation of the Company's executives are made by the Compensation Committee of the Board. Each member of the Compensation Committee is an "outside director," as such term is defined under Section 162(m) of the Internal Revenue Code of 1986, as amended ("Code Section 162(m)"). All decisions relating to the compensation of the Company's executive officers, including decisions about grants or awards under the Company's 1991 Long-Term Incentive Plan (the "1991 Plan") and the Vanstastic Employee Stock Option Plan (the "Vanstastic Plan"), are made solely by the Compensation Committee. Set forth below is a report submitted by the Compensation Committee addressing the Company's compensation policies for fiscal 2000 as they affected the named executive officers.

COMPENSATION POLICIES TOWARD EXECUTIVE OFFICERS

     The Compensation Committee's executive compensation policies are designed to provide competitive levels of compensation that integrate pay with the Company's annual and long-term performance goals, reward above-average corporate performance, recognize individual initiative and achievements, and assist the Company in attracting and retaining qualified executives. Target levels of the executive officers' overall compensation are intended to be consistent with others in the Company's industry, and include programs contingent upon the Company's performance. Certain key managers also are eligible for selection as participants in the Company's executive compensation plans. As a result of the increased emphasis on tying executive compensation to corporate performance, in any particular year the Company's executives may be paid more or less than the average compensation of executives of the Company's competitors, depending upon the Company's performance. It is the goal of the Compensation Committee, through the grant or award of incentive compensation tied to corporate performance, to pay the Company's executives and key managers more than the average compensation of executives and key managers of competitors if the Company performs well. Increased orientation of executive compensation policies toward long-term performance has been accompanied by increased utilization of objective performance criteria.

     The Compensation Committee also endorses the position that stock ownership by management and stock-based performance compensation arrangements are beneficial in aligning management's and stockholders' interests in the enhancement of stockholder value. Thus, the Committee has also increasingly utilized these elements in the Company's compensation packages for its executive officers and for certain key managers.

RELATIONSHIP OF COMPANY PERFORMANCE TO EXECUTIVE COMPENSATION

     Compensation paid to the named executive officers (other than Walter E. Schoenfeld) and to the Company's other executive officers for fiscal 2000, consisted of the following elements: (i) base salary; (ii) long-term incentive compensation in the form of awards of incentive stock options under the 1991 Plan and/or the Vanstastic Plan; and (iii) bonus compensation. The Company also provides a 401(k) pension plan for all employees which includes a Company matching contribution. No matching contributions were made under such plan for the named executive officers during fiscal 2000.

     Base Salary. Historically, it has been the policy of the Compensation Committee to approve only cost-of-living adjustments to executive officer salaries unless (i) an officer's responsibilities have been significantly increased, (ii) such officer's performance has been superior, or (iii) data shows that such officer's salary is below market. For fiscal 2000, executive officers of the Company generally only received cost-of-living adjustments to their salaries. Commencing as of fiscal 2001, however, the Compensation Committee changed its policy for executive officer salaries, based on consultation with a nationally recognized compensation consultant. In view of the tightening labor market and the need to retain key employees, the Committee now approves base salaries which are in the 75th percentile of a defined peer group of footwear and lifestyle companies. Executive officer salaries were adjusted accordingly as of July 1, 2000.

     Grant of Options under the 1991 Plan. In June 1999 and December 1999, the Committee approved grants of incentive stock options under the 1991 Plan to Mr. Gosselin, among the named executive officers, and to certain other executive officers and key managers. See "Option/SAR Grants in Last Fiscal Year." In determining the size and other terms of such grants, the Compensation Committee considered the value of the services provided by these individuals, the value and number of their previously granted options, and the value and number of options previously granted to individuals of comparable levels. The exercise prices of the options were based on the closing sales price of the Common Stock on the dates of grant.

     Grants of Options under the Vanstastic Plan. Grants of options under the Vanstastic Plan are determined in the sole discretion of the Compensation Committee. Unless otherwise determined by the Committee, officers of the Company are entitled to receive an annual grant of options equal to 20% of their base salary, divided by the closing sales price of the Company's Common Stock on the date of grant. On June 17, 1999, all the officers of the Company, including the named executive officers, received grants of options pursuant to such formula. See "Option/SAR Grants in Last Fiscal Year."

     Grants of Options under the 2000 Incentive Plan. No grants of options or restricted stock have yet been approved by the Compensation Committee under the 2000 Incentive Plan which is being submitted to stockholders for approval at the Annual Meeting. The Committee is currently developing its policies for such grants with the advice of a nationally recognized compensation consultant.

     Annual Bonus. Generally, it is the Company's policy that annual bonuses may be earned by each named executive officer (other than Walter E. Schoenfeld), each other executive officer of the Company, and certain key managers, under Bonus Programs adopted each fiscal year by the Compensation Committee, solely on the basis of (i) whether the Company achieves a designated corporate performance target, and (ii) whether the executive or key manager achieves individual performance goals. Under the Fiscal 2000 Bonus Program, the named executive officers, the other executive officers, and certain managers were entitled to receive bonuses equal to a percentage of their base salaries if certain objectives were met during the year. The receipt of a full bonus was dependent on the Company meeting a targeted earnings goal and the satisfaction of individual performance objectives. The Company met its targeted earnings goal for fiscal 2000, and full bonuses were paid to Messrs. Gary Schoenfeld, Murray and Gosselin, among the named executive officers, and certain other executive officers, because the Committee determined that such officers had performed in a superior fashion during the fiscal year. The Committee has approved a similar Bonus Program for Fiscal 2001 for all executive officers except Gary H. Schoenfeld whose bonus opportunity will be governed by the Vans, Inc. CEO Bonus Plan, which is being submitted to the stockholders for approval.

CEO COMPENSATION

     Under Gary H. Schoenfeld's employment agreement, his salary compensation may not be set below $350,000 per year. His salary for fiscal 2001 has been set at $600,000 to align it with the Compensation Committee's new executive officer salary policy discussed above, and upon recommendation of a nationally recognized compensation consultant. It is the intention of the Committee to set Mr. Schoenfeld's future salary compensation in connection with such policy.

     As discussed above, Mr. Schoenfeld was paid the full bonus for which he was eligible in fiscal 2000 because the Committee determined that Mr. Schoenfeld performed in a superior fashion in fiscal 2000, specifically: (i) significantly improving the Company's sales and earnings over the previous year's sales and earnings; (ii) meeting the Company's net income target for fiscal 2000; and
(iii) implementing a number of important initiatives during the year, including the rollout of large-scale Vans Skateparks, the acquisition of the High Cascade Snowboard Camp(TM), the solidification of the Company's operations in Europe, the successful implementation of the Company's joint ventures with Pacific Sunwear and Sunglass Hut, and the extension and improvement of the Company's relationship with International Trading Corporation of Japan. Thus, the Committee believed that an award of full bonus to Mr. Schoenfeld was warranted.

     From time to time, the Committee also grants Mr. Schoenfeld stock options. During fiscal 2000, Mr. Schoenfeld only received his annual option grant pursuant to the Vanstastic Plan.

CERTAIN TAX CONSIDERATIONS

     Code Section 162(m) limits the Company to a deduction for federal income tax purposes of not more than $1 million of compensation paid to certain executive officers in a taxable year. Compensation above $1 million may be deducted if it is "performance-based compensation" within the meaning of the Code. Generally, options granted (i) by a Compensation Committee consisting solely of outside directors, (ii) under a Plan approved by stockholders, and
(iii) at the fair market value of the underlying securities, are considered "performance-based" if the Plan contains a limitation on the number of shares which can be granted to an individual in any one fiscal year.

     The Compensation Committee concluded that it is in the best interests of the Company to establish restrictions on the granting of options under the 1991 Plan and the Vanstastic Plan to assist in the qualification of compensation recognized on the exercise of such options as "performance-based." As a result, the Company included such restrictions in both Plans. The Committee also included a similar provision in the 2000 Incentive Plan, which is being submitted to stockholders for approval at the Annual Meeting. The Committee has also recommended that the Company submit the Vans, Inc. CEO Bonus Plan to the stockholders for approval so that bonuses paid thereunder qualify as performance-based under Code Section 162(m). The Compensation Committee does not believe that other components of the Company's annual cash compensation will be likely to exceed $1 million in the foreseeable future and, therefore, concluded that no further action, with respect to qualifying such compensation for deductibility, was necessary at this time. The Compensation Committee will continue to evaluate the advisability of qualifying the deductibility of such compensation in the future.

                                          Respectfully Submitted
                                          by the Compensation Committee
                                          Wilbur J. Fix
                                          Lisa M. Douglas
                                          Kathleen M. Gardarian
                                          Leonard R. Wilkens

                               PERFORMANCE GRAPH

     The following graph shows a comparison of cumulative total stockholder return among the Company, the NASDAQ Stock Market Index and a Peer Group Index, from May 31, 1995 through May 31, 2000. Note: the stock price performance shown on the graph is not necessarily indicative of future price performance.
                               PERFORMANCE GRAPH

                                                                                  NASDAQ STOCK
                                                       VANS, INC.                 MARKET (U.S.)                PEER GROUP
                                                       ----------                 -------------                ----------
5/31/95                                                    100                         100                         100
5/31/96                                                    440                         150                         247
5/31/97                                                    256                         155                         202
5/31/98                                                    205                         205                         150
5/31/99                                                    224                         247                         160
5/31/00                                                    350                         400                         120

              EMPLOYMENT AGREEMENTS WITH NAMED EXECUTIVE OFFICERS

     The Company is a party to employment agreements with each of the following named executive officers.

     Gary H. Schoenfeld's employment agreement extends until May 31, 2003, and is automatically renewable for additional one-year periods at the end of each fiscal year. His agreement entitles him to an annual salary of no less than $350,000 and a car allowance, and he is entitled to participate in the Company's stock option and bonus plans, as well as any medical or insurance plans established by the Company. Mr. Schoenfeld is entitled to severance pay equal to one year's pay if he is terminated without cause or resigns from the Company for a good reason, or resigns or is terminated after a "Change in Control" of the Company during the term of his agreement. The term "Change of Control" includes mergers or acquisitions involving the Company and material changes in the composition of the Board of Directors.

     Neal R. Lyons' agreement extends until May 31, 2002. His agreement entitles him to an annual salary of no less than $300,000 for fiscal 2001 and $325,000 for fiscal 2002. Mr. Lyons is also entitled to participate in the Company's stock option and bonus plans, as well as any medical or insurance plans established by the Company. He is entitled to a severance payment equal to nine months pay if he is terminated or resigns from the Company in circumstances generally similar to those set forth in Gary H. Schoenfeld's agreement. The Company leases a car for him and reimburses him for certain educational courses.

     Stephen M. Murray's agreement is generally the same as Mr. Lyons', with the following differences: Mr. Murray's agreement extends until October 20, 2002; his minimum base compensation is $225,000; his severance payment is equal to six months pay; and he receives a car allowance.

     Walter E. Schoenfeld's employment agreement extends until May 31, 2002. Under the agreement Mr. Schoenfeld is entitled to a salary of no less than $288,000, participation in any medical or insurance plans established by the Company, and to reimbursement of expenses incurred by him in the performance of his duties, including living expenses and a car allowance. The Company reimburses Mr. Schoenfeld for the reasonable expenses of his spouse when she accompanies him on business trips, and for the expense of maintaining secretarial support in Seattle, where he lives, for purposes of conducting Company business there. Mr. Schoenfeld's severance payment is equal to six months pay.

     Craig E. Gosselin's agreement is generally the same as Mr. Murray's and Mr. Lyon's, with the following differences: Mr. Gosselin's agreement extends until September 17, 2003; his minimum base compensation is $207,000; and his severance payment is equal to one year's pay.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended May 31, 2000, all Section 16(a) filing requirements applicable to its officers, directors, and greater than 10% owners were compiled with.

                              CERTAIN TRANSACTIONS

     In May 2000, the Company and three other individuals, one of whom is Jay E. Wilson, the Company's Vice President -- Global Marketing, formed Loonatic LLC, a California limited liability company. Pursuant to the terms of the Operating Agreement for the entity, the Company will provide $400,000 to finance the production of a pilot for an animated series entitled "The Loonatic" which chronicles the adventures of a free-spirited, innocent youth and his companions. The Company owns 30% of the entity and Mr. Wilson owns 24.5%. The Board of Directors has approved the foregoing transaction.

                                   PROPOSAL 2

                        APPROVAL OF THE VANS, INC. 2000
                            LONG-TERM INCENTIVE PLAN

PROPOSAL

     The stockholders are being asked to approve the 2000 Long-Term Incentive Plan (the "2000 Incentive Plan") which was adopted by the Board of Directors of the Company on August 18, 2000. Options granted under the 2000 Incentive Plan may be either incentive stock options within the meaning of Section 422 of the Code, or non-qualified options. In addition, the 2000 Incentive Plan provides for the grant of restricted stock awards. The 2000 Incentive Plan is not a qualified deferred compensation plan under Code Section 401(a) and is not subject to the provisions of the Employee Retirement Income Security Act of 1974. A total of 1,000,000 shares have been reserved for issuance under the 2000 Incentive Plan. Such number was recommended by a nationally recognized compensation consultant as being in line with the outstanding option shares of a designated peer group of footwear and lifestyle companies. Shares remaining in the 1991 Plan and the Vanstastic Plan on the dates those plans terminate or expire will "pour over" into the 2000 Incentive Plan and become available for issuance thereunder. No options have been granted yet under the Plan. The closing sales price of the Company's Common Stock as of August 25, 2000 was $15.25.

     The Company's 1991 Long-Term Incentive Plan (the "1991 Plan") expires in November 2001 and the Company has exhausted the number of shares available for grants under such Plan. The Board believes that stock options continue to be critical components of employee compensation which not only align the interests of employees with those of stockholders, but also are a crucial factor in the retention of key employees. The 2000 Incentive Plan will replace the soon-to-expire 1991 Plan and allow the Company to continue to grant options to its employees. A copy of the 2000 Incentive Plan is appended to this Proxy Statement as Appendix A. Stockholders should carefully review the 2000 Incentive Plan. Set forth below is a summary of the Plan which is qualified in its entirety by the actual text of the Plan.

SUMMARY OF THE 2000 INCENTIVE PLAN

  Purposes of the Plan

     The purposes of the 2000 Incentive Plan are to attract and retain the best available personnel, to provide additional incentive to employees, consultants, and directors of the Company, and to promote the success of the Company's business.

  Administration; Limits on Grants

     The 2000 Incentive Plan is administered by the Compensation Committee, which currently consists of four members of the Board, all of whom currently qualify as outside directors under Code Section 162(m). The Compensation Committee has sole discretion to interpret any provision of the 2000 Incentive Plan. This determination is final and conclusive. Members of the Compensation Committee receive no cash compensation for administering the 2000 Incentive Plan.

     The 2000 Incentive Plan limits the discretion of the Compensation Committee in granting stock options to employees. This limitation is intended to preserve the Company's ability to deduct for federal income tax purposes the compensation expense relating to stock options granted to certain executive officers under the 2000 Incentive Plan. This limitation provides that an employee may be granted, in any one fiscal year, no more than 300,000 shares through stock options under the 2000 Incentive Plan. Without this limitation, Code Section 162(m) might not allow the Company to deduct such compensation expense. See "Tax Information."

  Eligibility

     The 2000 Incentive Plan provides that options and restricted stock awards may be granted to the Company's employees and consultants, and to the employees of, and consultants to, the Company's majority-owned subsidiaries. As of September 1, 2000, the Company had approximately 1,370 employees, all of whom were eligible to participate in the 2000 Incentive Plan. Only employees may be granted incentive stock options, and the Compensation Committee selects the optionees and determines the number of shares to be subject to each option.

     Directors and consultants are only entitled to receive non-qualified stock options, and outside directors are only entitled to receive non-qualified options pursuant to the automatic option grant program under the 2000 Incentive Plan. Under such program, outside directors receive an initial grant of a non-qualified option for 7,500 shares of Common Stock when (i) they are elected to the Board, or (ii) a director who is an employee becomes an outside director, and each such director receives an annual grant of a non-qualified option for 5,000 shares of Common Stock on each date of the annual meeting of stockholders. The exercise price of each grant of options under the automatic option grant program is the closing sales price of the Common Stock on the date of grant, as reported on the NASDAQ Stock Market, and each such option vests in equal increments over three years.

  Terms of Options

     Each option granted under the 2000 Incentive Plan is evidenced by a written stock option agreement between the Company and the optionee and is subject to the following additional terms and conditions:

          (a) Duration and Termination of Options. Options granted under the 2000 Incentive Plan have a maximum term of ten years from the date of grant. An option granted to a person who, immediately before the grant of such option, owns more than 10% of the voting power or value of all classes of stock of the Company, may not have a term of more than five years. No option may be exercised after the expiration of its term.

          (b) Exercise of the Option. The Compensation Committee determines on the date of grant of each option when the option will become exercisable. Options are exercisable in a variety of ways depending on the terms of the optionee's agreement with the Company. In general, an option is exercisable at any time or times during its term, in part or in full, to the extent the options are then vested. Options are not exercisable for a fraction of a share. An option granted under the 2000 Incentive Plan is exercised by giving written notice of exercise to the Company, specifying the number of shares of Common Stock to be purchased and tendering payment of the purchase price to the Company. Payment for shares issued upon exercise of an option may, depending on the terms of the option agreement, consist of cash, check, promissory notes, surrender of shares of Common Stock owned by the optionee or such other consideration as determined by the Compensation Committee.

          (c) Exercise Price. The exercise price of options granted under the 2000 Incentive Plan is determined by the Compensation Committee. The exercise price of incentive stock options may not be less than 100% of the fair market value of the Common Stock on the date the option is granted. The exercise price of non-qualified stock options may not be less than 85% of the fair market value of the Common Stock on the date the option is granted. However, the exercise price of options granted to a person who owns more than 10% of the voting power or value of all classes of stock of the Company must not be less than 110% of the fair market value on the date of the grant. The Common Stock is currently traded on the NASDAQ Stock Market. It is the policy of the Compensation Committee that, while the Company's stock is traded on the NASDAQ Stock Market, the fair market value of the Common Stock is the reported closing sales price. If the Common Stock is listed on a stock exchange, the fair market value will be the closing sales price on such exchange.

          (d) Termination of Employment. If an optionee's employment by the Company is terminated, the option is exercisable for 30 days from the date of termination to the extent vested on the date of termination. However, the option cannot be exercised beyond the expiration date of the option.

          (e) Death or Permanent Disability. If an optionee dies or becomes permanently disabled while employed by the Company, the option may be exercised by the optionee's legal representatives within 18 months after the date of death and one year after the date of disability, to the extent exercisable on such dates. However, the option cannot be exercised beyond the expiration date of the option.

          (f) Non-transferability of Options. An option is not transferable by the optionee, other than by will or the laws of descent and distribution, by a transfer to a trust for the benefit of the optionee or his or her immediate family, by a transfer to any member of the immediate family of the optionee, or by a transfer to a corporation or partnership, the sole shareholders or partners of which are the optionee or his or her immediate family.

          (g) Other Provisions. The option agreement may contain other provisions not inconsistent with the 2000 Incentive Plan as determined by the Compensation Committee.

  Terms of Restricted Stock

     Restricted stock awards provide additional compensation incentives in the form of shares of Common Stock granted at a purchase price determined by the Compensation Committee, if any, but subject to forfeiture if certain conditions as the Compensation Committee may establish are not met. All or part of any restricted stock award may be subject to such terms, conditions and limitations as may be established by the Compensation Committee including, but not limited to, continuous service with the Company, achievement of specific business objectives, peer company comparisons, increases in specified indices, attaining specified growth rates, and other comparable measurements of Company performance. Such awards may be based on any specified valuation criteria. Shares granted pursuant to restricted stock awards bear a legend preventing transfer without the consent of the Company. At the conclusion of the restriction period, the legend is removed. During the restriction period, recipients may have, at the discretion of the Compensation Committee, all other rights to stockholders of the Company including the right to vote and to receive dividends.

  Changes in Capitalization

     In the event of changes in the Common Stock by reason of stock dividends, split-ups or combinations of shares, reclassifications, recapitalizations, mergers, consolidations, reorganizations or liquidations, the Compensation Committee will adjust the exercise price and the number and class of share subject to each option or restricted stock award as the Compensation Committee deems appropriate. Such adjustment is final and conclusive.

  Reports

     The Company will provide optionees with all required annual reports regarding stock options and restricted stock issued under the 2000 Incentive Plan and will give notice to participants of the grant of such options and stock. In addition, the Company will respond to reasonable requests for information regarding stock options and restricted stock on an informal basis from time to time.

  Amendment and Termination

     The Board may, at any time, amend or terminate the 2000 Incentive Plan without approval of the stockholders, unless such amendment: (i) increases the number of shares under the Plan; (ii) modifies the requirements for eligibility under the Plan; or (iii) modifies the Plan in any other way that requires stockholder approval under Rule 16b-3 under the Exchange Act or Section 422(b) of the Code. Any amendment or termination of the 2000 Incentive Plan is subject to the rights of optionees under agreements entered into prior to such amendment or termination.

  Tax Information

     The Omnibus Budget Reconciliation Act of 1993 added Code Section 162(m) to the Code. Under Code Section 162(m), the allowable deduction for compensation paid or accrued with respect to the chief executive officer and each of the four most highly compensated executive officers of a publicly-held corporation is limited to no more than $1,000,000 per year. To enable the Company to preserve the benefit of receiving a tax deduction for the full amount of income recognized by the Company's executive officers upon exercise of stock options, the Board of Directors included a provision in the 2000 Incentive Plan to limit the number of shares that may be granted to an employee in any one fiscal year.

     The following is a brief summary of the federal income tax consequences of transactions under the 2000 Incentive Plan based on federal income tax laws in effect as of September 1, 2000. This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant's death or provisions of the income tax laws of any municipality, state or foreign country in which an optionee may reside.

     Incentive Stock Options. No taxable income is recognized by the optionee upon grant or exercise of an incentive stock option (unless the alternative minimum tax rules apply). If Common Stock is issued to an optionee pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to such optionee, then (i) upon the resale of such shares, any amount realized in excess of the option exercise price will be treated as long-term capital gain and any loss sustained will be long-term capital loss, and (ii) no deduction will be allowed to the Company for federal income tax purposes. The exercise of an incentive stock option may result in alternative minimum tax liability for the optionee.

     If Common Stock acquired upon the exercise of an incentive stock option is disposed of before the expiration of either holding period described above, generally (i) the optionee will recognize income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on the disposition of the shares) over the option exercise price paid for such shares, and (ii) the Company is entitled to a tax deduction in the same amount. Any further gain or loss realized by the participant will be taxed as short-term or long-term capital gain or loss, as the case may be, and will not result in any deduction by the Company. Different rules may apply if shares are purchased by any optionee who is subject to Section 16(b) of the Exchange Act and the optionee subsequently disposes of such shares prior to the expiration of statutory holding periods.

     Non-Qualified Stock Options. Generally, with respect to non-qualified stock options: (i) no income is recognized by the optionee at the time the option is granted; (ii) at exercise ordinary income is recognized by the optionee in an amount equal to the difference between the option exercise price paid for the shares and the fair market value of the shares on the date of exercise, and the Company is entitled to a tax deduction in the same amount; and (iii) at disposition, any gain or loss is treated as capital gain or loss. In the case of an optionee who is also an employee, any income recognized upon exercise of a non-qualified stock option will constitute wages for which withholding will be required.

     Restricted Stock. A participant in the 2000 Incentive Plan who receives shares of Common Stock pursuant to restricted stock awards which (i) are subject to a substantial risk of forfeiture, and (ii) are not transferable under Section 83 of the Code, will not recognize income for federal income tax purposes until the earlier of the time when (iii) the Common Stock is no longer subject to a substantial risk of forfeiture, or (iv) the restrictions on the transfer of the shares of Common Stock lapse. At that time the participant will be subject to tax at ordinary income tax rates on the difference between (i) the fair market value of the Common Stock at such time, and (ii) the amount, if any, paid for the shares. The Company will be entitled to a deduction in an amount equal to the ordinary income includable by the participant at the time the participant is required to recognize such income, provided that the Company withholds any applicable federal and state income taxes. Dividends paid on any restricted stock, prior to termination of the restrictions, will be taxed to the participant as ordinary income when received.

     A participant who receives shares of Common Stock pursuant to restricted stock awards which (i) are subject to a substantial risk of forfeiture, and (ii) are not transferable under Section 83 of the Code, however, can elect to include in his or her taxable income, the excess of (iii) the fair market value of the share on the date of the grant or purchase over (iv) the purchase price paid for the shares, if any, in the year of grant or purchase. If the participant so elects, (i) the Company will be entitled to a deduction in an amount equal to the amount that the participant is required to include in income at the time the participant is required to include such income, provided that the Company withholds any applicable federal and state income taxes, and (ii) on the sale or exchange of the shares by the participant, he or she will be entitled to treat the excess of

(iii) the amount realized on the sale or exchange of the shares over (iv) the fair market value of the shares on the purchase or grant date as capital gain.

REQUIRED VOTE

     The affirmative vote of the holders of a majority of the shares of the Common Stock voting in person or by proxy on this proposal at the Annual Meeting is required to approve the 2000 Incentive Plan. Pursuant to the Restated By-laws, abstentions and broker non-votes will not be deemed votes cast.

     BECAUSE THE COMPANY HAS EXHAUSTED ALL SHARES AVAILABLE FOR ISSUANCE UNDER THE 1991 PLAN, AND SUCH PLAN EXPIRES IN 2001, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU APPROVE THE 2000 INCENTIVE PLAN.

                                   PROPOSAL 3

                             APPROVAL OF VANS, INC.
                                 CEO BONUS PLAN

PROPOSAL

     The stockholders are being asked to approve the Vans, Inc. CEO Bonus Plan (the "Bonus Plan") in order to enable the Company to qualify certain payments made to its Chief Executive Officer ("CEO") pursuant to the Bonus Plan as deductible for federal income tax purposes in accordance with Code Section 162(m). Code Section 162(m) limits the Company's deduction for federal income tax purposes of compensation in excess of $1 million paid to certain executive officers of the Company unless the plan under which the compensation was paid meets the requirements of Code Section 162(m). A compensation plan which is performance-based and approved by the Company's stockholders at least once every five years will not be subject to the deduction limit. Therefore, in order to fully deduct payments made under the Bonus Plan, the Board of Directors of the Company is requesting that stockholders approve the Bonus Plan at the Annual Meeting. The Bonus Plan was designed in consultation with a nationally recognized compensation consultant.

PURPOSE

     The Bonus Plan is designed to promote the interests of the Company and its stockholders by stimulating the efforts of its CEO on behalf of the Company by establishing a direct relationship between the payment of cash bonuses to such officer and the profitability of the Company. The goal of the Committee is to pay the CEO total cash compensation in the 75th percentile of a designated peer group of footwear and lifestyle companies if the Company achieves certain targeted earnings per share and the CEO otherwise performs in a superior fashion.

CALCULATION OF BONUS AMOUNT

     Under the Bonus Plan, the CEO is eligible to earn an annual bonus based on the Company's performance and the CEO's performance. Of such bonus, $450,000 may be earned only if the Company achieves targeted earnings per share (the "Target EPS"). Additionally, for each one cent per share by which the Company exceeds the Target EPS, the CEO may earn an additional $25,000, up to an aggregate of $100,000. Finally, the Committee has the discretion to award the CEO an additional bonus based on the Committee's overall assessment of the CEO's performance.

ELIGIBLE PARTICIPANTS

     The Company's Chief Executive Officer.

ADMINISTRATION

     The Bonus Plan is administered by the Compensation Committee of the Board of Directors. The present members of the Compensation Committee are Wilbur J. Fix, Chairman, Lisa M. Douglas, Kathleen M. Gardarian, and Leonard R. Wilkens, all of whom are deemed to be outside directors of the Company, as defined under Code Section 162 (m). None of the members receive compensation from the Company for administering the Bonus Plan.

     The Bonus Plan will continue in effect until terminated by the Committee. The Committee may amend, modify, suspend, or terminate the Bonus Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law. The Committee will seek stockholder approval of any amendment to the Bonus Plan determined to require stockholder approval or advisable under the regulations of the Internal Revenue Service or other applicable laws or regulations.

BONUS PLAN BENEFITS

     The amount of bonuses to be paid in the future pursuant to he Bonus Plan are dependent on the Company's future profitability and are therefore currently undeterminable.

REQUIRED VOTE

     The affirmative vote of the holders of a majority of the shares of the Common Stock voting in person or by proxy on this proposal at the Annual Meeting is required to approve the Bonus Plan. Pursuant to the Restated By-Laws, abstentions and broker non-votes will not be deemed votes cast. IF THE BONUS PLAN IS NOT APPROVED BY THE STOCKHOLDERS, PAYMENTS UNDER THE BONUS PLAN MAY NOT BE FULLY DEDUCTIBLE FOR FEDERAL INCOME TAX PURPOSES.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU APPROVE THE BONUS PLAN.

                                   PROPOSAL 4

               RE-RATIFICATION AND RE-APPROVAL OF THE VANS, INC.
                            STOCKHOLDER RIGHTS PLAN

PROPOSAL

     On February 22, 1994, the Board of Directors of the Company unanimously adopted a Stockholder Rights Plan (the "Rights Plan"), pursuant to which it declared a dividend distribution of one preferred stock purchase right (a "Right") for each outstanding share of the Common Stock. The State of Wisconsin Investment Board, a former stockholder, asked the Company, and the Company agreed, to submit the Rights Plan to a non-binding vote of the stockholders at the 1994 Annual Meeting and every three years thereafter. The Rights Plan was ratified and approved by approximately 66.0% of the shares voting at the 1994 Annual Meeting. On December 17, 1996, the Rights Plan was unanimously extended until February 22, 2007 by the Board of Directors and the purchase price of the Rights was set at $65.00. The Rights Plan was re-ratified and re-approved by approximately 67.0% of the shares cast on the Plan at the 1997 Annual Meeting. The stockholders are once again being asked to re-ratify and re-approve the Rights Plan.

GENERAL

     The Rights dividend was payable on March 8, 1994 (the "Rights Record Date"), to the holders of record of shares of Common Stock on that date. Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of the Company's Series A Junior Participating Preferred Stock, par value $.001 per share (the "Series A Preferred Stock"), at a price of $65.00 per one one-hundredth of a share (the "Purchase Price"), subject to adjustment. A description of the terms and conditions of the Rights are set forth in an Amended and Restated Rights Agreement dated as of May 18, 1999, between the Company and ChaseMellon Shareholder Services, L.L.C., as Rights Agent (the "Rights Agent").

DISTRIBUTION DATE; TRANSFER OF SHARES OF COMMON STOCK

     Until the earlier to occur of (i) the 10th business day following the date (the "Stock Acquisition Date") of a public announcement that a person or a group of affiliated or associated persons (an "Acquiring Person") has acquired beneficial ownership of 15% or more of the outstanding shares of Common Stock, or (ii) the 10th business day (or such later date as may be determined by action of the Board of Directors prior to such time as a person or a group of affiliated or associated persons becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the person or group making the offer becoming an Acquiring Person (the earlier of the dates described in clauses (i) and (ii) being called the "Distribution Date"), the Rights will be evidenced, with respect to all Common Stock certificates outstanding as of the Rights Record Date, by such Common Stock certificates, to each of which certificates a copy of a Summary of Rights shall be attached. The Rights Agreement provides that until the Distribution Date (or the earlier redemption or expiration of the Rights), the Rights will be transferred with and only with the shares of Common Stock. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Stock certificates issued after the Rights Record Date, either upon transfer of outstanding shares of Common Stock or the original issuance of additional shares of Common Stock, will bear a legend incorporating the Rights Agreement by reference, and the surrender for transfer of any certificate evidencing shares of Common Stock outstanding as of the Rights Record Date (even without such legend being attached to that certificate) also will constitute transfer of the Rights associated with the shares of Common Stock evidenced by that certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Rights Certificates") will be mailed to holders of record of the shares of Common Stock as of the close of business on the Distribution Date, and thereafter such separate Right Certificates alone will evidence the Rights.

     A Right (and Rights Certificate) also will be issued in respect of, and concurrently with, each share of Common Stock issued after the Distribution Date and prior to the earlier of the redemption or expiration of the Rights pursuant to the exercise of any option, warrant or other purchase right (other than the Rights) or to the conversion or exchange of any convertible or exchangeable security, which purchase right, option or warrant was issued by the Company prior to the Distribution Date, unless the Board of Directors expressly provides to the contrary at the time of issuance of the purchase rights or convertible or exchangeable securities.

     None of the Company, any subsidiary of the Company, any employee benefit plan of the Company or any of its subsidiaries or any person or entity holding shares of Common Stock for or pursuant to the terms of any such plan will constitute an "Acquiring Person."

     The Rights are not exercisable until the Distribution Date. The Rights will expire on February 22, 2007 (the "Scheduled Expiration Date"), unless prior thereto the Distribution Date occurs or unless the Scheduled Expiration Date is extended or the Rights are earlier redeemed or exchanged by the Company, in each case as described below. The date on which the Rights actually expire is referred to herein as the "Expiration Date."

SERIES A PREFERRED STOCK

     Each share of Series A Preferred Stock purchasable upon exercise of the Rights will be entitled to a minimum preferential quarterly dividend payment of $1.00 per share, but will be entitled to an aggregate dividend of 100 times the dividend declared per share of Common Stock. In the event the Company's assets are liquidated, the holders of the shares of Series A Preferred Stock will be entitled to an aggregate payment of 100 times the payment made per share of Common Stock. Each share of Series A Preferred Stock will have 100 votes, voting together with the shares of Common Stock. Finally, in the event of any merger, consolidation or other transaction in which shares of Common Stock are exchanged, each share of Series A Preferred Stock will be entitled to receive 100 times the amount received per share of Common Stock. All of the Rights described in this paragraph are protected by customary anti-dilution provisions, and shares of Series A Preferred Stock will not be redeemable.

     Because of the nature of the dividend, liquidation and voting rights of the shares of Series A Preferred Stock, the value of the one one-hundredth share of Series A Preferred Stock purchasable upon exercise of a Right should approximate the value of one share of Common Stock.

     Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

EXERCISE OF RIGHTS FOR COMMON STOCK

     In the event that (i) a person or group of affiliated or associated persons becomes an Acquiring Person, (ii) the Company is the surviving corporation in a merger with an Acquiring Person and the outstanding shares of Common Stock are not changed or exchanged, (iii) an Acquiring Person engages in certain "self-dealing" transactions specified in the Rights Agreement, or (iv) during such time as there is an Acquiring Person, an event occurs (e.g., a reverse stock split) that results in that Acquiring Person's ownership interest in the Company being increased by more than 1%, proper provision will be made so that at any time following the Distribution Date, each holder of record of a Right (other than Rights that are, or under certain circumstances specified in the Rights Agreement were beneficially owned by the Acquiring Person, which Rights have become null and void) will have the right to receive, upon exercise of that Right, that number of shares of Common Stock (or in certain circumstances cash, property or other securities of the Company) having a value equal to two times the Purchase Price then in effect. Under no circumstances may a Right be exercised following the occurrence of a transaction described in this paragraph prior to the expiration of the Company's right of redemption.

EXERCISE OF RIGHTS FOR SHARES OF THE ACQUIRING COMPANY

     In the event that, at any time after a person or a group of affiliated or associated persons have become an Acquiring Person, (i) the Company is acquired in a merger or other business combination transaction (other than a merger described in the immediately preceding paragraph or (under certain circumstances) a merger that follows an offer described in the immediately preceding paragraph), or (ii) 50% or more of the Company's consolidated assets or earning power is sold or otherwise transferred (in one transaction or a series of transactions other than in the ordinary course of business), proper provision will be made so that each holder of a Right (other than Rights that previously have been voided as set forth above) thereafter will have the right to receive, upon exercise of that Right, that number of shares of Common Stock of the acquiring company that at the time of the transaction have an aggregate value equal to two times the Purchase Price then in effect.

ADJUSTMENTS TO PURCHASE PRICE

     The Purchase Price payable, and the number of shares of Series A Preferred Stock (or other securities or property) issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the shares of the Series A Preferred Stock, (ii) upon the grant to holders of shares of Series A Preferred Stock of certain options, warrants or rights to subscribe for or purchase shares of Series A Preferred Stock at a price (or securities convertible into or exchangeable for shares of Series A Preferred Stock with a conversion or exchange price) less than the current market price of the shares of Series A Preferred Stock, or (iii) upon the distribution to holders of shares of the Series A Preferred Stock of evidences of indebtedness or assets (excluding cash dividends paid out of earnings or retained earnings or dividends paid in shares of Series A Preferred Stock) or of options, subscription rights or warrants (other than those referred to above). The number of outstanding rights and the number of one one-hundredths of a share of Series A Preferred Stock issuable upon exercise of each Right are also subject to adjustment in the event of a stock dividend on the shares of Common Stock, or a subdivision, combination or reclassification of the shares of Common Stock, occurring prior to the Distribution Date.

     With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in the then current Purchase Price. No fractional share of Series A Preferred Stock will be issued (other than fractions that are integral multiples of one one-hundredth of a share, which may, at the election of the Company, be evidenced by depository receipts), and in lieu thereof, a payment in cash will be made based on the market price of the shares of Series A Preferred Stock on the last trading day prior to the date of exercise.

REDEMPTION AND EXCHANGE OF RIGHTS

     At any time prior to the earlier of (i) the 10th business day after the Stock Acquisition Date, or (ii) the Expiration Date, the Company may redeem the Rights, in whole but not in part, at a price (the "Redemption Price") of $.01 per Right, appropriately adjusted to reflect any dividend payable in shares of Series A Preferred Stock, any subdivision or combination of the shares of Series A Preferred Stock or any similar transaction occurring after the Rights Record Date. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. After the redemption period has expired, the Company's right of redemption may be reinstated under the circumstances specified in the Rights Agreement if an Acquiring Person shall have reduced to 15% or less the number of outstanding shares of Common Stock beneficially owned by that Acquiring Person in a transaction or series of transactions not involving the Company and not constituting specified transactions. Immediately upon any redemption of the Rights (which action will be announced by the Company), the right to exercise the Rights will terminate, and the only right of the holders of Rights will be to receive the Redemption Price.

     At any time after a person or group becomes an Acquiring Person, and prior to the acquisition by that person or group of 50% or more of the outstanding shares of Common Stock, the Board of Directors of the Company may exchange the Rights (other than Rights owned by the Acquiring Person, which Rights will have become void), in whole or in part, at an exchange ratio of one share of Common Stock or one one-hundredth of a share of Series A Preferred Stock (or of another class or series of the Company's Preferred Stock having equivalent rights, preferences and privileges) per Right, subject to adjustment as provided in the Rights Agreement.

AMENDMENTS TO TERMS OF THE RIGHTS

     Prior to the Distribution Date, the terms of the Rights may be amended or supplemented by the Board of Directors of the Company in any manner.

     After the Distribution Date, the provisions of the Rights Agreement may be amended or supplemented by the Board of Directors, without the consent of the holders of the Rights, in order to cure any ambiguity, inconsistency or defect or to make other changes that do not adversely affect the interests of the holders of the Rights (other than any Acquiring Person); provided, however, that the Rights Agreement cannot be amended after the Distribution Date (i) to lengthen any time period relating to when the Rights may be redeemed if at such time the Rights are not then redeemable, or (ii) to lengthen any other time period unless such lengthening is for the purpose of protecting, enhancing or clarifying the rights of, and/or the benefits to, the holders of record of the Rights (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person). In addition, (i) from and after the Distribution Date, no supplement or amendment may be made to the Rights Agreement which supplement or amendment changes the Redemption Price, the Purchase Price or the number or kind of shares or other assets for which a Right is exercisable; and (ii) the duration of the Rights may not be shortened without the written consent of the holders of record thereof (other than by redemption).

EFFECT AND ADVANTAGES OF THE RIGHTS PLAN

     The Rights Plan will not prevent a bidder from making a tender offer for the Company, but may result in a higher price for all the stockholders if an offer is made. The Rights Plan is a short-term plan designed to prevent an acquirer from gaining control of the Company without offering all stockholders what the Board believes to be the full value of their investment. In particular, the Rights Plan is designed to prevent coercive or abusive takeover practices, such as two tiered, partial or "bust-up" tender offers and market sweeps. The basic objective of the Rights Plan is to encourage prospective acquirers to come forward with a sound offer at the earliest possible time and to negotiate with the Board. It is well recognized that the price an acquirer is ultimately willing to pay for a company's stock can far exceed the initial offer, especially when the acquirer must negotiate with the target's board of directors.

     The Board believes that adoption of the Rights Plan, and its subsequent extension and amendment, was an essential exercise of its fiduciary obligations to the stockholders. Such exercises of a Board's authority have been consistently supported by Delaware case law. The Delaware Supreme Court has held that adoption of a rights plan is a valid exercise of a board's business judgment. In addition, the Delaware courts, as well as courts in many other jurisdictions, have recognized the appropriateness of rights plans and their value when used in a manner consistent with the fiduciary obligations of a board of directors. The Rights Plan was not adopted or amended and extended in response to any threatened or perceived takeover threat, and the Company has no knowledge of such a threat as of the date of this Proxy Statement. The Rights Plan is not part of a plan by management to adopt a series of anti-takeover measures. However, the Company already has in place a number of Charter or By-law provisions which may be deemed to render more difficult, or discourage, takeovers or changes in control of the Company. See "-- Existing Anti-Takeover Provisions." At present, management does not intend to propose other anti-takeover measures in future proxy solicitations.

DISADVANTAGES OF THE RIGHTS PLAN

     The Rights Plan could have the effect of deterring tender offers or takeover attempts, even though such an offer or attempt might appear to stockholders to be beneficial. In addition, it has been argued that rights plans, in general, have the effect of entrenching management by discouraging certain takeovers which are not favored by management.

EXISTING ANTI-TAKEOVER PROVISIONS

     As discussed more fully below, the following factors, and the potential for each to have an anti-takeover effect, should be reviewed in evaluating this proposal.

     Preferred Stock. The Company's Restated Certificate of Incorporation provides for, among other things, the issuance of up to 5,000,000 shares of Preferred Stock, $.001 par value (the "Preferred Stock"). The Preferred Stock may be issued from time to time at the discretion of the Board of Directors without stockholder approval. The Board of Directors is authorized to issue the Preferred Stock in different series and, with respect to each series, to determine the dividend rate, the redemption provisions, conversion provisions, liquidation preference, and other rights and privileges not in conflict with the Restated Certificate of Incorporation. While issuance of Preferred Stock could provide needed flexibility in connection with possible acquisitions and other corporate purposes, such issuance could also make it more difficult for a third party to acquire a majority of the outstanding voting stock of the Company and deter an attempt to gain control of the Company. In addition, the Board of Directors, without stockholder approval, can issue shares of Preferred Stock with voting and conversion rights, which could adversely affect the voting power and other rights of the holders of Common Stock.

     Section 203 of the Delaware General Corporation Law. The Company is subject to the provisions of Section 203 of the Delaware General Corporation Law. Such section provides, with certain exceptions, that a Delaware corporation may not engage in any of a broad range of business combinations with a person or affiliate, or associate of such person, who is an "interested stockholder" for a period of three years from the date that such person became an interested stockholder unless: (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation's board of directors and by the holders of at least 66.7% of the corporation's outstanding voting stock at an annual or special meeting, excluding shares owned by the interested stockholder. Under Section 203, an "interested stockholder" is defined as any person that is
(i) the owner of 15% or more of the outstanding voting stock of the corporation, or (ii) an affiliate or associate of the corporation which was the owner of 15% or more of the outstanding voting stock of the corporation at any time within the three-year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder.

     Change-in-Control Arrangements. The Company is a party to employment agreements with all of its executive officers. Each such agreement contains a provision which states that, in the event an officer is terminated during the six-month period following a change-in-control of the Company, the employee would be entitled to a severance payment as provided in the employee's employment agreement. The purposes of such provisions are to (i) provide an incentive of stable employment to the executive officers; (ii) encourage the executive officers to focus on the business in the event of a change-in-control; and (iii) provide an incentive to the executive officers to be objective in evaluating a proposed change- in-control.

     No Stockholder Action by Written Consent. The Restated Certificate of Incorporation provides that stockholder action may be taken only at an annual or special meeting and not by written consent.

REQUIRED VOTE

     The vote of stockholders on this proposal is not binding on the Board of Directors. However, if stockholders holding a majority of the total votes cast at the Annual Meeting vote against the proposal, the Board will consider redeeming the Rights. Pursuant to the Restated By-laws, abstentions and broker non-votes will not be deemed votes cast. The result of the vote of the stockholders will not limit or otherwise affect the power of the Board to amend or supplement the Rights Plan.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU RE-RATIFY AND RE-APPROVE THE RIGHTS PLAN.

                                   PROPOSAL 5

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

GENERAL

     KPMG LLP have been the independent auditors of the Company since November 1, 1990 and, upon recommendation of the Audit Committee, have been appointed by the Board of Directors as the auditors for fiscal 2001. The stockholders of the Company are requested to ratify this appointment. A representative of KPMG LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she so desires and to respond to appropriate questions.

REQUIRED VOTE

     The vote required to ratify the appointment of KPMG LLP as the Company's independent auditors is an affirmative vote by stockholders holding a majority of the total votes cast in person or by proxy on this proposal at the Annual Meeting. Pursuant to the Restated By-laws, abstentions and broker non-votes will not be deemed votes cast.

     Delaware law does not require the Company to submit the Board's appointment of the Company's independent auditors to the stockholders for ratification; however, the Company has chosen to do so in order to give stockholders an opportunity to express their views on the Company's independent auditors. If less than the vote required to ratify KPMG LLP is received, the Board and the Audit Committee will decide whether to select other independent auditors for fiscal 2001.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU RATIFY THE APPOINTMENT OF KPMG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL 2001.

            INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     None of the directors or executive officers of the Company, none of the persons who have been directors or executive officers of the Company since May 31, 1999, no nominee for the Board of Directors and no associate of any of the foregoing, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Annual Meeting, except Proposals 2, 3 and 4 since (i) executive officers and directors are eligible to receive grants of options under the 2000 Incentive Plan, (ii) Gary H. Schoenfeld, the Company's President and Chief Executive Officer, is eligible to receive bonuses under the Bonus Plan, and (iii) it can be argued that plans such as the Rights Plan can be used to entrench management.

                             STOCKHOLDER PROPOSALS

     Any stockholder of the Company wishing to have a proposal considered for inclusion in the Company's 2001 proxy solicitation materials must set forth such proposal in writing and file it with the Corporate Secretary of the Company on or before May 22, 2001. Proposals received after such date shall be considered untimely and shall not be included in the Company's proxy solicitation materials or considered at the 2001 Annual Meeting. The Board of Directors of the Company will review any timely submitted stockholder proposals which are filed as required and will determine whether such proposals meet applicable criteria for inclusion in its 2001 proxy solicitation materials.

                                 OTHER REPORTS

     The Company's Annual Report to Stockholders for the fiscal year ended May 31, 2000, has been distributed to stockholders with this Proxy Statement. Upon written request of any stockholder solicited hereby, the Company will provide, free of charge, a copy of its Annual Report on Form 10-K (excluding exhibits) for the fiscal year ended May 31, 2000, which has been filed with the Securities and Exchange Commission. Requests should be directed to Craig E. Gosselin, Vice President, General Counsel, and Corporate Secretary, Vans, Inc., 15700 Shoemaker Avenue, Santa Fe Springs, California 90670-5515.

                                          By Order of the Board of Directors,

                                          /s/ CRAIG E. GOSSELIN
                                          Craig E. Gosselin
                                          Vice President, General Counsel,
                                          and Corporate Secretary

                                   APPENDIX A

                                   VANS, INC.

                         2000 LONG-TERM INCENTIVE PLAN

                               TABLE OF CONTENTS

 1.     Purpose.....................................................    A-1
 2.     Definitions.................................................    A-1
 2.1    Accrued Installment.........................................    A-1
 2.2    Affiliate...................................................    A-1
 2.3    Board.......................................................    A-1
 2.4    Code........................................................    A-1
 2.5    Company.....................................................    A-1
 2.6    Common Stock................................................    A-1
 2.7    Compensation Committee......................................    A-1
 2.8    Disabled or Disability......................................    A-1
 2.9    Eligible Recipient..........................................    A-1
 2.10   Fair Market Value...........................................    A-1
 2.11   Family Member...............................................    A-1
 2.12   Incentive Stock Option......................................    A-2
 2.13   Nonqualified Stock Option...................................    A-2
 2.14   Optionee....................................................    A-2
 2.15   Option Price................................................    A-2
 2.16   Participant.................................................    A-2
 2.17   Plan........................................................    A-2
 2.18   Plan Administrator..........................................    A-2
 2.19   Restricted Stock............................................    A-2
 2.20   Stock Option................................................    A-2
 3.     Stock Options Under the Plan................................    A-2
 4.     Effective Date of Plan......................................    A-2
 5.     Term of Plan................................................    A-2
 6.     Administration..............................................    A-2
 7.     Eligibility.................................................    A-3
 8.     Shares Subject to the Plan..................................    A-3
 8.1    Available Shares............................................    A-3
 8.2    Capital Structure Adjustments...............................    A-4
 9.     Terms and Conditions of Stock Options.......................    A-4
 9.1    Number of Shares Subject to Stock Option....................    A-4
 9.2    Stock Option Price..........................................    A-4
 9.3    Notice and Payment..........................................    A-4
 9.4    Non-Transferability of Options..............................    A-5
 9.5    Exercise of Stock Option....................................    A-5
 9.6    Term of Stock Option........................................    A-6
 9.7    Limit on Incentive Stock Options............................    A-6
 9.8    No Fractional Shares........................................    A-6
 9.9    Exercisability in the Event of Death........................    A-7
 9.10   Modification, Extension, and Renewal of Stock Options.......    A-7
 9.11   Loans.......................................................    A-7
 9.12   Cash Payments...............................................    A-7
10.     Restricted Stock............................................    A-7
10.1    General.....................................................    A-7
10.2    Awards and Certificates.....................................    A-8
10.3    Restrictions and Conditions.................................    A-8

11.     Termination or Amendment of the Plan........................    A-8
11.1    Amendment to Plan...........................................    A-8
        Effect of Termination of Plan on Outstanding Stock Options
11.2    or Restricted Stock.........................................    A-8
11.3    Stockholder Approval for Amendment to Plan..................    A-9
12.     Indemnification.............................................    A-9
13.     Withholding.................................................    A-9
13.1    Irrevocable Election........................................    A-9
13.2    Approval by Plan Administrator..............................    A-9
13.3    Timing of Election..........................................    A-9
13.4    Timing of Delivery..........................................    A-9
13.5    Terms in Agreement..........................................    A-9
14.     General Provisions..........................................   A-10
14.1    Transfer of Common Stock....................................   A-10
14.2    Reservation of Shares of Common Stock.......................   A-10
14.3    Restrictions on Issuance of Shares..........................   A-10
14.4    Notices.....................................................   A-10
14.5    Representations and Warranties..............................   A-10
14.6    No Enlargement of Employee Rights...........................   A-10
14.7    Restrictions on Issuance of Shares..........................   A-11
14.8    Legends on Stock Certificates...............................   A-11
14.9    Remedies....................................................   A-11
14.10   Invalid Provisions..........................................   A-11
14.11   Applicable Law..............................................   A-11
14.12   Successors and Assigns......................................   A-11
14.13   Rights as a Stockholder or Employee.........................   A-11

                                   VANS, INC.

                         2000 LONG-TERM INCENTIVE PLAN

     1. Purpose. The purpose of this Vans, Inc. (the "Company") 2000 Long-Term Incentive Plan (the "Plan") is to further the growth and development of the Company by providing an incentive to directors, officers, employees and consultants of the Company who are in a position to contribute materially to the prosperity of the Company and to participate in the long-term growth of the Company by receiving the opportunity to acquire shares of the Company's Common Stock and to provide for additional compensation based on appreciation in the Company's shares. The Plan provides a means to increase such persons' interests in the Company's welfare, to encourage them to continue their services to the Company or its subsidiaries, and to attract individuals of outstanding ability to enter the employment of the Company or its subsidiaries.

     2. Definitions. The following definitions are applicable to the Plan:

          2.1 Accrued Installment. Any exercisable portion of a Stock Option granted under the Plan.

          2.2 Affiliate. Any subsidiary corporation of the Company, as such term is defined in Sections 424(e) and (f), respectively, of the Code.

          2.3  Board. The Board of Directors of the Company.

          2.4 Code. The Internal Revenue Code of 1986, as amended from time to time.

          2.5  Company. Vans, Inc., a Delaware corporation.

          2.6 Common Stock. The shares of the $.001 par value per share common stock of the Company.

          2.7 Compensation Committee. A Committee selected by the Board which shall administer the Plan pursuant to the terms hereof.

          2.8 Disabled or Disability. A Participant shall be deemed to be Disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than thirty
     (30) consecutive days. The determination of whether an individual is Disabled or has a Disability shall be determined under procedures established by the Plan Administrator.

          2.9  Eligible Recipient. Shall have the meaning assigned to it in
     Section 7 hereof.

          2.10 Fair Market Value. For purposes of the Plan, the Fair Market Value of any share of Common Stock of the Company at any date shall be determined based on (a) if the Common Stock is listed on an established stock exchange or exchanges or reported by NASDAQ, the last reported sale price per share on the last trading day immediately preceding such date on the principal exchange on which it is traded, or if no sale was made on such day on such principal exchange, at the closing reported bid price on such day on such exchange, or (b) if the Common Stock is not then listed on an exchange, the last reported sale price per share on the last trading day immediately preceding such date reported by NASDAQ, or if sales are not reported by NASDAQ or no sale was made on such date, the average of the closing bid and asked price per share for the Common Stock in the over-the-counter market as quoted by NASDAQ on the day prior to such date, or (c) if the Common Stock is not publicly traded at the time a Stock Option or Restricted Stock award is granted under the Plan, Fair Market Value shall be deemed to be the fair value of the Common Stock as determined by the Plan Administrator after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

          2.11 Family Member. For purposes of the Plan, Family Member means a Participant's spouse, stepchildren, in-laws, ancestors and lineal ascendants and descendants. In addition, a Family Member shall be deemed to include a corporation, partnership, limited liability company, or trust whose only stockholders, partners, members or beneficiaries are the specified person and/or the specified person's spouse, stepchildren, in-laws, ancestors and lineal ascendants and descendants.

          2.12 Incentive Stock Option. Any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

          2.13 Nonqualified Stock Option. Any Stock Option that is not an Incentive Stock Option.

          2.14  Optionee. The recipient of a Stock Option.

          2.15 Option Price. The exercise or purchase price for any Stock Option awarded under the Plan.

          2.16 Participant. Any Eligible Recipient selected by the Plan Administrator, pursuant to the Plan Administrator's authority in Section 7 herein, or by the Board, to receive grants of Stock Options, Restricted Stock awards or any combination of the foregoing.

          2.17 Plan. The Vans, Inc. 2000 Long-Term Incentive Plan, as amended from time to time.

          2.18 Plan Administrator. The Compensation Committee designated pursuant to Section 6 hereof which is authorized to administer, construe and interpret the terms of the Plan.

          2.19 Restricted Stock. Any award granted pursuant to Section 10 hereof of shares of Common Stock subject to certain restrictions.

          2.20 Stock Option. Any option to purchase shares of Common Stock pursuant to Section 9.

     3. Stock Options Under the Plan. Two types of Stock Options (referred to herein as "Stock Options" without distinction between such two types) may be granted under the Plan: Stock Options intended to qualify as Incentive Stock Options and Nonqualified Stock Options.

     4. Effective Date of Plan. The Plan shall be adopted and become effective on the date of execution specified below subject, however, to the prior approval of the Plan by the stockholders of the Company (the "Effective Date").

     5. Term of Plan. Unless sooner terminated by the Board in its sole discretion, the Plan will expire and no Stock Options or Restricted Stock awards may be granted hereunder on and after ten (10) years from the Effective Date (the "Plan Termination Date").

     6. Administration. The Plan shall be administered by the Plan Administrator, which shall be the Compensation Committee. The Compensation Committee shall consist of not fewer than two (2) members of the Board, all of whom shall be persons who, in the opinion of counsel to the Company, are outside directors and "non-employee directors" within the meaning of Rule 16b-3(b)(3)(i) promulgated pursuant to the Securities Exchange Act of 1934, as amended. From time to time, the Board may increase or decrease (to not less than two members) the size of the Compensation Committee, and add additional members to, or remove members from, the Compensation Committee. The Compensation Committee shall act pursuant to a majority vote or the unanimous written consent of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board upon request of the Board. Subject to the provisions of the Plan and the direction of the Board, the Compensation Committee may establish and follow such rules and regulations for the conduct of its business as it may deem advisable. No member of the Compensation Committee shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan. Subject to the provisions of the Plan, the Plan Administrator shall have the sole authority and discretion:

          (a) to select those Eligible Recipients who shall be Participants;

          (b) to determine whether and to what extent Stock Options, Restricted Stock or a combination of the foregoing are to be granted hereunder to Participants;

          (c) to determine the number of shares of Common Stock to be covered by each such award granted hereunder; provided, however, that with respect to the number of shares for which a Stock Option shall be granted, the Plan Administrator shall use the following formula guidelines: (i) each director shall receive a Nonqualified Stock Option for 7,500 shares of Common Stock upon his election or appointment to the Board; and (ii) each director shall receive a Nonqualified Stock Option for 5,000 shares of

     Common Stock on the date of each annual meeting of the Board, provided that he continues to serve on the Board after the time of such meeting;

          (d) to determine the number of shares of Common Stock to be granted pursuant to discretionary, annual awards of Stock Options or Restricted Stock, in addition to the formulaic grants described in Section 6.1(c), to any Eligible Recipient whose performance merits it, based on factors including, without limitation, the Eligible Recipient's tenure with the Company, responsibility level, performance, potential and cash compensation level.

          (e) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to the restrictions applicable to Restricted Stock awards and the conditions under which restrictions applicable to such Restricted Stock shall lapse);

          (f) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing the Stock Options, Restricted Stock or any combination of the foregoing granted hereunder to Participants; and

          (g) to reduce the exercise price of any Stock Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Stock Option has declined since the date such Stock Option was granted.

          The Plan Administrator shall have the authority, in its sole discretion, to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

          All decisions made by the Plan Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company and the Participants.

     7. Eligibility. Any of the following individuals shall be eligible to receive Stock Options or Restricted Stock awards under the Plan (each, an "Eligible Recipient"): (i) any employee or officer of the Company or an Affiliate; (ii) any member of the Board of Directors of the Company or an Affiliate; and (iii) any consultant of the Company or an Affiliate; provided, however, that no person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations shall be eligible to receive an Incentive Stock Option under the Plan unless at the time such Stock Option is granted the Option Price (determined in the manner provided in Section 9.2 hereof) is at least 110% of the Fair Market Value of the shares subject to the Stock Option and such Stock Option by its terms is not exercisable after the expiration of five (5) years from the date such Stock Option is granted. Any Participant may receive more than one Stock Option or Restricted Stock award under the Plan.

     8. Shares Subject to the Plan.

          8.1 Available Shares. The shares reserved and available for issuance under the Plan shall be shares of the Company's authorized but unissued, or reacquired, Common Stock. Subject to adjustment as provided in Section 8.2 hereof, the aggregate number of shares which may be issued under the Plan shall not exceed One Million (1,000,000) shares of Common Stock plus any shares remaining in the Company's 1991 Long-Term Incentive Plan and the Vanstastic Employee Stock Option Plan which shall pour over into and become available for issuance under the Plan upon the termination or expiration of such other plans, as well as any unexercised options outstanding with respect thereto. In the event that (i) the grant of any Stock Option under the Plan for any reason expires, is terminated or surrendered without being exercised in full or is exercised or surrendered without the distribution of shares or (ii) any shares of Common Stock subject to any Restricted Stock award granted hereunder are forfeited, such shares of Common Stock allocable to the unexercised portion of the Stock Option or the Restricted Stock award shall again be available for issuance in connection with future awards under the Plan. If any shares of Common Stock have been pledged as collateral for indebtedness incurred by a Participant in connection with the exercise of a Stock Option and such shares are returned to the Company in satisfaction of such indebtedness, such shares shall again be available for issuance in connection with future awards under the Plan. In the event any portion of a Stock Option is exercised pursuant to a "stock-for-stock exercise" as provided in Subsection 9.3(b), the shares of Common Stock surrendered thereby shall again be available for grant and distribution under the Plan as if no Stock Option had been granted with respect to such shares. The maximum number of shares of Common Stock that shall be issuable upon the exercise of any and all Options granted to any one individual during any fiscal year of the Company shall be 300,000.

          8.2 Capital Structure Adjustments. Except as otherwise provided herein, in the event of a stock dividend (but only on Common Stock), stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, separation, or like change in the corporate or capital structure of the Company affecting the stock or securities of the Company, appropriate and proportionate capital structure adjustments shall be made in (i) the aggregate number of shares of Common Stock reserved for issuance under the Plan, (ii) the kind, number and Option Price of shares subject to outstanding Stock Options granted under the Plan, and (iii) the kind, number and purchase price of shares issuable pursuant to awards of Restricted Stock. The foregoing adjustments shall be made by the Plan Administrator, in its sole discretion, the determination of which in that respect shall be final, binding, and conclusive; provided that each Incentive Stock Option granted pursuant to the Plan shall not be adjusted in a manner that causes it to fail to continue to qualify as an Incentive Stock Option. In the event of a liquidation, a merger, reorganization, or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the Company becomes a wholly owned subsidiary of another corporation, any unexercised Stock Option rights theretofore granted under the Plan shall be (i) assumed by any surviving corporation or similar stock options shall be substituted therefor, or (ii) such Stock Options shall continue in full force and effect.

     9. Terms and Conditions of Stock Options. Stock Options granted under the Plan shall be evidenced by agreements (which need not be identical) in such form and containing such provisions which are consistent with the Plan as the Plan Administrator shall from time to time approve. Such agreements may incorporate all or any of the terms hereof by reference and shall comply with and be subject to the following terms and conditions:

          9.1 Number of Shares Subject to Stock Option. Each Stock Option agreement shall specify the number of shares subject to the Stock Option.

          9.2 Stock Option Price. The Option Price for the shares subject to any Stock Option shall be such amount as is determined by the Plan Administrator. Anything to the contrary contained herein notwithstanding, the Option Price for the shares subject to any Nonqualified Stock Option may be less than Fair Market Value, but not less than par value per share and the Option Price for the shares subject to any Incentive Stock Option shall not be less than 100% of the Fair Market Value of the shares of Common Stock of the Company on the date the Stock Option is granted. In the case of an Incentive Stock Option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations, the Option Price shall not be less than 110% of the Fair Market Value of the shares of Common Stock of the Company on the date the Stock Option is granted.

          9.3 Notice and Payment. Any exercisable portion of a Stock Option may be exercised only by:

        (a) delivery of a written notice to the Company, prior to the time when such Stock Option becomes unexercisable under Section 9.6 hereof, stating the number of shares being purchased and complying with all applicable rules established by the Plan Administrator;

        (b) payment in full of the Option Price of such Option by, as applicable: (i) cash or check for an amount equal to the aggregate Option Price for the number of shares being purchased; (ii) in the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, a copy of instructions to a broker directing such broker to sell the Common Stock for which such Stock Option is exercised, and to remit to the Company the aggregate Option Price of such Stock Options (a "cashless exercise"); (iii) in the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, the Optionee may pay all or a portion of the Option Price for the number of shares being purchased by tendering shares of the Company's Common Stock owned by the Optionee, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the aggregate Option Price of the shares with respect to which such Stock Option or portion is thereby exercised (a "stock-for-stock exercise"); or (iv) in any other form of legal consideration that may be acceptable to the Plan Administrator ("other legal consideration");

          (c) payment of the amount of tax required to be withheld (if any) by the Company or any parent or subsidiary corporation as a result of the exercise of a Stock Option. At the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, the Optionee may pay all or a portion of the tax withholding by: (i) cash or check payable to the Company; (ii) cashless exercise; (iii) stock-for-stock exercise;
     (iv) other legal consideration; or (v) a combination of (i), (ii), (iii) and (iv); and

          (d) delivery of a written notice to the Company requesting that the Company direct the transfer agent to issue to the Optionee (or to his designee) a certificate for the number of shares of Common Stock for which the Stock Option was exercised or, in the case of a cashless exercise, for any shares that were not sold in the cashless exercise.

     Notwithstanding the foregoing, the Company, subject to the provisions of
Section 9.11 hereof, may extend and maintain, or arrange for the extension and maintenance of, credit to any Optionee to finance the Optionee's payment of the Option Price upon the exercise of any Stock Option, on such terms as may be approved by the Plan Administrator, subject to applicable regulations of the Federal Reserve Board and any other laws or regulations in effect at the time such credit is extended. The Plan Administrator may, at any time and in its discretion, authorize a cash payment, determined in accordance with Section 9.12, which shall not exceed the amount required to pay in full the federal, state and local tax consequences of an exercise of any Stock Option granted under the Plan.

     9.4  Non-Transferability of Options.

     (a) Generally. No Stock Option granted under this Plan shall be assignable or transferable, directly or indirectly, by an Optionee other than by will or the laws of descent and distribution, and such Stock Option may be exercised during the Optionee's lifetime only by the Optionee, or in the event of death or Disability, by the Optionee's legal representative or personal representative.

     (b) Exceptions. Notwithstanding Section 9.4(a), a Stock Option may be transferred to a Family Member of the Optionee. In the case of a transfer pursuant to this Section, the remaining provisions of this Plan and the terms of any Stock Option agreement under this Plan shall continue to apply as if the Optionee retained ownership of the Stock Option.

     9.5 Exercise of Stock Option. The Plan Administrator shall have the power to set the time or times within which each Stock Option shall be exercisable and to accelerate the time or times of exercise. To the extent that an Optionee has the right to exercise a Stock Option and purchase shares pursuant thereto, the Stock Option may be exercised from time to time as provided in this Section 9.5. Subject to the actions, conditions and/or limitations set forth in this Plan and/or any applicable Stock Option agreement entered into hereunder, Stock Options granted under this Plan shall be exercisable in accordance with the following rules:

          (a) Subject in all cases to the provisions of Sections 8 and 9.6 hereof, Stock Options shall vest and become exercisable as determined by the Plan Administrator; provided, however that by a resolution adopted after a Stock Option is granted the Plan Administrator may, on such terms and conditions as the Plan Administrator may determine to be appropriate, accelerate the time at which such Stock Option or installment thereof may be exercised.

          (b) Subject to the provisions of Sections 8 and 9.6 hereof, a Stock Option may be exercised when and to the extent such Stock Option becomes an Accrued Installment as provided in the terms under which such Stock Option was granted and at any time thereafter during the term of such Stock Option; provided, however, that in no event shall any Stock Option be granted after the Plan Termination Date.

     9.6 Term of Stock Option. Any unexercised Accrued Installment of any Stock Option granted hereunder shall expire and become unexercisable and no Stock Option shall be exercisable after the earliest of:

          (a) ten (10) years from the date of grant; or

          (b) the expiration date of the Stock Option established by the Plan Administrator at the time of grant of any Stock Option; or

          (c) thirty (30) days following the effective date of the termination of employment or directorship (if such individual is not then an officer or employee of the Company) with the Company or any Affiliate, as the case may be, of an Optionee for any reason other than death or Disability (the "Termination Date"). The Plan Administrator, in its sole discretion, may extend such thirty (30) day period for a period following the Termination Date, but in no event beyond ten years from the date of grant. Any installments under Stock Options which have not accrued (become vested) as of said Termination Date shall expire and become unexercisable as of said Termination Date. The Plan Administrator, in its sole discretion, may vest any installments under Stock Options. Unless otherwise determined by the Plan Administrator in its sole discretion, any portion of a Stock Option that expires hereunder shall remain unexercisable and be of no effect whatsoever after such expiration notwithstanding that such Optionee may be reemployed by, or again become a director of, the Company or a subsidiary thereof, as the case may be; or

          (d) notwithstanding the foregoing provisions of this Section 9.6, in the event of the death of an Optionee while an employee, consultant, officer or director of the Company or any Affiliate, as the case may be, or in the event of the termination of employment, directorship or a contract to render services to the Company by reason of the Optionee's Disability, any unexercised Accrued Installment of the Stock Option granted hereunder to such Optionee shall expire and become unexercisable as of the earlier of: (i) the expiration date of the Stock Option established by the Plan Administrator at the time of grant of any Stock Option; (ii) ten (10) years from the date of grant; or (iii) eighteen (18) months after the date of death of such Optionee (if applicable) and one (1) year after the date of the termination of employment or directorship by reason of Disability (if applicable). Any installments under a deceased Optionee's Option that have not become exercisable as of the date of his or her death shall expire and become unexercisable as of said date of termination of employment as a result of death or Disability. For purposes of this Subsection 9.6(d), an Optionee shall be deemed employed by the Company or any of its subsidiaries, as the case may be, during any period of leave of absence from active employment as authorized by the Company or any of its subsidiaries, as the case may be; or

          (e) in the case of an Incentive Stock Option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations, the term set forth in Subsection 9.6(a), above, shall not be more than five years after the date the Stock Option is granted.

     9.7 Limit on Incentive Stock Options. The aggregate Fair Market Value (determined at the time the Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options granted under this Plan are exercisable for the first time by an Optionee during any calendar year shall not exceed $100,000. To the extent that the aggregate Fair Market Value (determined at the time the Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under all Incentive Stock Option plans of the Company and any parent or subsidiary corporations) exceeds $100,000, such Stock Options shall be treated as Nonqualified Stock Options. The determination of which Stock Options shall be treated as Nonqualified Stock Options shall be made by taking Stock Options into account in the order in which they were granted.

     9.8 No Fractional Shares. In no event shall the Company be required to issue fractional shares upon the exercise of a Stock Option.

     9.9 Exercisability in the Event of Death. In the event of the death of the Optionee, any such Accrued Installment of a deceased Optionee may be exercised prior to their expiration pursuant to Section 9.6 by (and only by) Optionee's personal representatives, heirs, or legatees or other person or persons to whom the Optionee's rights shall pass by will or by the laws of the descent and distribution, if applicable, subject, however, to all of the terms and conditions of this Plan and the applicable Stock Option agreement governing the exercise of Stock Options granted hereunder.

     9.10 Modification, Extension, and Renewal of Stock Options. Subject to the terms and conditions and within the limitations of the Plan, the Plan Administrator may modify, extend, or renew outstanding Stock Options granted under the Plan, accept the surrender of outstanding Stock Options (to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not theretofore exercised). The Plan Administrator may modify any outstanding Stock Options so as to specify a lower Option Price. The Plan Administrator shall not, however, without the consent of the Optionee, modify any outstanding Incentive Stock Option in any manner which would cause the Stock Option not to qualify as an Incentive Stock Option. Notwithstanding the foregoing, no modification of a Stock Option shall, without the consent of the Optionee, alter or impair any rights of the Optionee under the Stock Option.

     9.11 Loans. The Company may extend and maintain, or arrange for the extension and maintenance of credit to any Optionee to finance the Optionee's purchase of shares pursuant to the exercise of any Stock Option, on such terms as may be approved by the Plan Administrator, subject to applicable regulations of the Federal Reserve Board and any other laws or regulations in effect at the time such credit is extended, either on or after the date of grant of such Stock Option. Such loans may be either in connection with the grant or exercise of any Stock Option, or in connection with the payment of any federal, state and local income taxes in respect of income recognized upon exercise of a Stock Option. The Plan Administrator shall have full authority to decide whether to make a loan hereunder and to determine the amount, term, and provisions of any such loan, including the interest rate (which may be zero) charged in respect of any such loan, whether the loan is to be secured or unsecured, the terms on which the loan is to be repaid and the conditions, if any, under which it may be forgiven. However, no loan hereunder shall provide or reimburse to the borrower the amount used by him for the payment of the par value of any shares of Common Stock issued, have a term (including extensions) exceeding ten years in duration, or be an amount exceeding the total Option Price paid by the borrower under a Stock Option or for related Common Stock under the Plan plus an amount equal to the cash payment permitted in Section 9.12 below.

     9.12 Cash Payments. The Plan Administrator may, at any time and in its discretion, authorize a cash payment in respect of the grant or exercise of a Stock Option under the Plan or the lapse or waiver of restrictions under a Stock Option, which shall not exceed the amount which would be required in order to pay in full the federal, state and local income taxes due as a result of income recognized by the recipient as a consequence of: (i) the receipt of a Stock Option or the exercise of rights thereunder, and (ii) the receipt of such cash payment. The Plan Administrator shall have complete authority to decide whether to make such cash payments in any case, to make provisions for such payments either simultaneously with or after the grant of the associated Stock Option, and to determine the amount of any such payment.

10. Restricted Stock.

          10.1 General. Restricted Stock may be issued either alone or in addition to Stock Options granted under the Plan. The Plan Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Restricted Stock shall be made; the number of shares to be awarded; the price, if any, to be paid by the recipient of Restricted Stock; the Restricted Period, as defined in Section 10.3 hereof, applicable to Restricted Stock; the date or dates on which restrictions applicable to Restricted Stock awards shall lapse during the Restricted Period; and all other conditions of the Restricted Stock awards. Subject to the requirements of Section 162(m) of the Code, as applicable, the Plan Administrator may also condition the grant of Restricted Stock upon the exercise of Stock Options, or upon such other criteria as the Plan Administrator may determine, in its sole discretion. The provisions of Restricted Stock awards need not be the same with respect to each recipient. In the sole discretion of the Plan Administrator, loans may be made to Participants in connection with the purchase of Restricted Stock under substantially the same terms and conditions as provided in Section
     9.11 hereof with respect to the exercise of Stock Options.

          10.2 Awards and Certificates. The prospective recipient of a Restricted Stock award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award (a "Restricted Stock Award Agreement") and delivered a fully executed copy thereof to the Company, within a period of sixty days (or such other period as the Plan Administrator may specify) after the award date. Except as otherwise provided below in this Section 10.2: (i) each Participant who is awarded Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock; and (ii) such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such award.

          The Plan Administrator may require that the stock certificates evidencing Restricted Stock awards hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such award.

          10.3 Restrictions and Conditions. The Restricted Stock awards granted pursuant to this Section 10 shall be subject to the following restrictions and conditions:

             (a) Subject to the provisions of the Plan and the Restricted Stock Award Agreement, as appropriate, governing such award, during such period as may be set by the Plan Administrator commencing on the grant date (the "Restricted Period"), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under the Plan; provided, however, that the Plan Administrator may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Plan Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance related goals, the Participant's termination of employment or service, death or Disability.

             (b) Except as provided in Section 10.3(a), the Participant shall generally have, with respect to shares of Restricted Stock, all of the rights of a stockholder with respect to such stock during the Restricted Period. Certificates for shares of unrestricted Common Stock shall be delivered to the Participant promptly after, and only after, the Restricted Period shall expire without forfeiture in respect of such shares of Restricted Stock, except as the Plan Administrator, in its sole discretion, shall otherwise determine.

             (c) The rights of holders of Restricted Stock awards upon termination of employment or service for any reason during the Restricted Period shall be set forth in the Restricted Stock Award Agreement governing such awards.

     11. Termination or Amendment of the Plan. The Board may at any time terminate or amend the Plan in accordance with the following provisions:

          11.1 Amendment to Plan. Except as provided in Section 11.3 hereof, the Board may amend this Plan from time to time in such respect as the Board may deem advisable, provided, however, that no such amendment shall operate to affect adversely a Participant's rights under this Plan with respect to any Stock Option or Restricted Stock award granted hereunder prior to the adoption of such amendment, except as may be necessary, in the judgment of counsel to the Company, to comply with any applicable law.

          11.2 Effect of Termination of Plan on Outstanding Stock Options or Restricted Stock. Except as set forth in Section 8.2 hereof, no termination of the Plan prior to the Plan Termination Date, shall, without the written consent of the Participant, alter the terms of Stock Options or Restricted Stock already granted and such Stock Options or Restricted Stock shall remain in full force and effect as if this Plan had not been terminated.

          11.3 Stockholder Approval for Amendment to Plan. Any amendment to the Plan which would result in any of the following changes (except by operation of Section 8.2) must be approved by the stockholders of the
     Company: (i) an increase in the total number of shares of Common Stock covered by the Plan; (ii) a change in the class of persons deemed to be Eligible Recipients under the Plan; and (iii) an extension of the term of the Plan beyond ten (10) years from the Effective Date.

     12. Indemnification. In addition to such other rights of indemnification as they may have as members of the Board, the Compensation Committee, and each member individually, shall be indemnified by the Company against reasonable expense, including reasonable attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit, or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any grant thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit, or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding that any of them is liable for gross negligence or misconduct in the performance of their duties, provided that within sixty (60) days after institution of any such action, suit, or proceeding, they shall offer in writing to the Company the opportunity, at their own expense, to handle and defend the same.

     13. Withholding. Whenever the Company proposes or is required to issue or transfer shares under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares of Common Stock. If an Optionee surrenders shares acquired pursuant to the exercise of an Incentive Stock Option in payment of the Option Price and such surrender constitutes a disqualifying disposition for purposes of obtaining Incentive Stock Option treatment under the Code, the Company shall have the right to require the Optionee to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. Whenever under the Plan payments are to be made in cash, such payments shall be net of an amount sufficient to satisfy any federal, state and local withholding tax requirements. An Optionee may elect with respect to any Stock Option which is paid in whole or in part in shares of Common Stock, to surrender previously acquired shares of Common Stock or authorize the Company to withhold shares (valued at Fair Market Value on the date of surrender or withholding of the shares) in satisfaction of all such withholding requirements (the "Share Surrender Withholding Election") in accordance with the following:

          13.1 Irrevocable Election. Any Share Surrender Withholding Election shall be made by written notice to the Company and thereafter shall be irrevocable by the Optionee.

          13.2 Approval by Plan Administrator. Any Share Surrender Withholding Election shall be subject to the consent or disapproval of the Plan Administrator in accordance with rules established from time to time by the Plan Administrator.

          13.3 Timing of Election. Any Share Surrender Withholding Election must be made prior to the date on which the Optionee recognizes taxable income with respect to the receipt of such shares (the "Tax Date").

          13.4 Timing of Delivery. When the Tax Date falls after the exercise of a Stock Option and the Optionee makes a Share Surrender Withholding Election, the full number of shares subject to the Stock Option being exercised will be issued, but the Optionee will be unconditionally obligated to deliver to the Company on the Tax Date the number of shares having a value on the Tax Date equal to the Optionee's federal, state and local withholding tax requirements.

          13.5 Terms in Agreement. For purposes of this Section 13.5, the Plan Administrator shall have the discretion to provide (by general rule or a provision in the specific Stock Option agreement) at the election of the Optionee, "federal, state and local withholding tax requirements" that shall be deemed to be any amount designated by the Optionee which does not exceed his estimated federal, state and local tax obligations associated with the transaction, including FICA taxes to the extent applicable.

     14. General Provisions.

          14.1 Transfer of Common Stock. Common Stock issued pursuant to the exercise of a Stock Option or the grant of a Restricted Stock award granted under this Plan or any interest in such Common Stock, may be sold, assigned, gifted, pledged, hypothecated, encumbered or otherwise transferred or alienated in any manner by the holder(s) thereof, subject, however, to any restrictions contained in the Company's Certificate of Incorporation, to the provisions of this Plan, including any representations or warranties requested under Section 14.5 hereof, and also subject to compliance with any applicable federal, state, local or other law, regulation or rule governing the sale or transfer of stock or securities.

          14.2 Reservation of Shares of Common Stock. The Company, during the term of this Plan, will at all times reserve and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Plan.

          14.3 Restrictions on Issuance of Shares. The Company, during the term of this Plan, will use commercially reasonable efforts to seek to obtain from the appropriate regulatory agencies any requisite authorization in order to issue and sell such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain from any such regulatory agency having jurisdiction thereof the authorization deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares of its Common Stock hereunder or the inability of the Company to confirm to its satisfaction that any issuance and sale of any shares of such Common Stock will meet applicable legal requirements shall relieve the Company of any liability in respect of the non-issuance or sale of such Common Stock as to which such authorization or confirmation shall have not been obtained.

          14.4 Notices. Any notice to be given to the Company pursuant to the provisions of this Plan shall be in writing and addressed to the Company in care of its Plan Administrator at its principal office, and any notice to be given to a director, officer, employee or consultant of the Company or any of its Affiliates to whom a Stock Option or Restricted Stock award is granted hereunder shall be in writing and addressed to him or her at the address given beneath his or her signature on his or her Stock Option agreement or Restricted Stock Award agreement, as the case may be, or at such other address as such employee, officer, director or consultant or his or her transferee (upon the transfer of Common Stock) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when delivered in person or mailed by first-class mail (return receipt requested), telecopy or overnight courier to the other's address. It shall be the obligation of each Participant and each transferee holding Common Stock granted pursuant to the Plan to provide the Plan Administrator, by letter mailed as provided hereinabove, with written notice of his or her correct mailing address.

          14.5 Representations and Warranties. As a condition to the exercise of any portion of a Stock Option or the grant of any Restricted Stock award, the Company may require the person exercising such Stock Option or receiving such Restricted Stock to make any representation and/or warranty to the Company as may, in the judgment of counsel to the Company, be required under any applicable law or regulation, including, but not limited to, a representation and warranty that the shares are being acquired only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required under the Securities Act of 1933, as amended (the "Securities Act") or any other applicable law, regulation or rule of any governmental agency.

          14.6 No Enlargement of Employee Rights. This Plan is purely voluntary on the part of the Company, and while the Company hopes to continue it indefinitely, the continuance of the Plan shall not be deemed to constitute a contract between the Company or any of its Affiliates and any director, officer, consultant or employee, or to be consideration for, or a condition of, the employment of any employee. Nothing contained in the Plan shall be deemed to give any employee the right to be retained in the employ of the Company or any of its Affiliates or to interfere with the right of the Company or any of its Affiliates to terminate the employment or service of any of its officers, directors, employees or consultants at any time. No officer, director, employee or consultant shall have any right to or interest in Stock Options or Restricted Stock awards authorized hereunder prior to the grant of such a Stock Option or

     Restricted Stock award to such officer, director, employee or consultant, and upon such grant he shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company's Restated Certificate of Incorporation, as the same may be amended from time to time.

          14.7 Restrictions on Issuance of Shares. The issuance of Stock Options, Restricted Stock awards and shares of Common Stock related thereto shall be subject to compliance with all of the applicable requirements of law with respect to the issuance and sale of securities as the Plan Administrator may deem advisable under the Securities Act, including, without limitation, any required qualification under the rules, regulations or other requirements of the Securities and Exchange Commission, any Stock exchange upon which the Common Stock is then listed and any applicable federal and state securities laws including, without limitation, any required qualification under the California Corporate Securities Law of 1968, as amended, or the Securities Act.

          14.8 Legends on Stock Certificates. Unless there is a currently effective appropriate registration statement on file with the Securities and Exchange Commission pursuant to the Securities Act with respect to the shares of Common Stock issuable under this Plan, each Certificate representing such Common Stock shall be endorsed on its face with the following legend or its equivalent:

             "Neither the shares represented by this Certificate, nor the Options pursuant to which such shares were issued, have been registered under the Securities Act of 1933, as amended. These shares have been acquired for investment (and not with a view to distribution or resale) and may not be sold, mortgaged, pledged, hypothecated or otherwise transferred without an effective registration statement for such shares under the Securities Act of 1933, as amended, or until the issuer has been furnished with an opinion of counsel for the registered owner of these shares, reasonably satisfactory to counsel for the issuer, that such sale, transfer or disposition is exempt from the registration or qualification provisions of the Securities Act of 1933, as amended."

          A copy of this Plan shall be delivered to the Secretary of the Company and shall be shown by him to any eligible person making reasonable inquiry concerning it. In addition, the Company reserves the right to place any legends or other restrictions on each certificate representing Common Stock which may be required by any applicable state securities or other laws.

          14.9 Remedies. Should any dispute arise concerning the sale or other disposition of a Stock Option, Restricted Stock or shares of Common Stock issued or issuable upon the exercise of a Stock Option, or any breach by the Company of the terms of the Plan, any Stock Option agreement or any Restricted Stock Award agreement, a Participant's sole and exclusive remedy shall be damages.

          14.10 Invalid Provisions. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

          14.11 Applicable Law. This Plan shall be governed by and construed in accordance with the laws of the State of California applicable to agreements made and to be performed entirely within such state and without regard to the conflict of law principles thereof.

          14.12 Successors and Assigns. This Plan shall be binding on and inure to the benefit of the Company and the officers, directors, employees and consultants of the Company and any Affiliate to whom a Stock Option or Restricted Stock is granted hereunder, and their heirs, executors, administrators, legatees personal representatives, assignees and transferees.

          14.13 Rights as a Stockholder or Employee. A Participant or transferee of a Stock Option or Restricted Stock shall have no right as a stockholder of the Company with respect to any shares covered by any grant under this Plan until the date of the issuance of a share certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether cash, securities, or other property) or distributions or other rights for which the record date is prior to the date such share certificate is issued, except as provided in
     Section 8.2 hereof.

     IN WITNESS WHEREOF, the Company has caused this Plan to be executed by its duly authorized officer and to be effective on this 18th day of August, 2000.

                                          Vans, Inc.

                                          By:    /s/ GARY H. SCHOENFELD
                                            ------------------------------------
                                            Gary H. Schoenfeld
                                            President and
                                            Chief Executive Officer

Attest:

By:      /s/ CRAIG E. GOSSELIN
    ----------------------------------
    Craig E. Gosselin
    Secretary

PROXY


                                   VANS, INC.

                         ANNUAL MEETING OF STOCKHOLDERS

                                OCTOBER 24, 2000

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS



The undersigned stockholder of VANS, INC., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Proxy Statement and the Notice of the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on Tuesday, October 24, 2000, at 10:00 a.m., Pacific Time, at the Sheraton Cerritos Hotel, 12725 Center Court Drive, Cerritos, California, and hereby further revokes all previous proxies and appoints Gary H. Schoenfeld and Craig
E. Gosselin and each of them, as proxy of the undersigned, with full power of substitution for and in the name of the undersigned, at the Annual Meeting and any adjournments thereof with the same effect as if the undersigned were present, for the following purposes:



                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

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

                                                                                                                  Please
                                                                                                                  mark
                                                                                                                  your
                                                                                                                  votes as
                                                                                                                  indicated in [X]
                                                                                                                  this
                                                                                                                  example

                                                                                    AUTHORITY GRANTED               AUTHORITY
                                                                                 to vote for all nominees            WITHHELD
                                                                                listed except as indicated        to vote for all
                                                                                   to the contrary below          nominees listed

(1)     The election of the following persons as directors                                [   ]                        [   ]
        of the Company to serve until the next Annual
        Meeting of Stockholders and until their respective
        successors are elected and qualified:


        Walter E. Schoenfeld                  Gary H. Schoenfeld
        James R. Sulat                        Wilbur J. Fix
        Lisa M. Douglas                       Kathleen M. Gardarian
        Charles G. Armstrong                  Gerald Grinstein
                                              Leonard R. Wilkens


(2)     The approval of the Vans, Inc.       FOR         AGAINST       ABSTAIN
        2000 Long-Term Incentive Plan       [   ]         [   ]         [   ]


(3)     The approval of the Vans, Inc.       FOR         AGAINST       ABSTAIN
        CEO Bonus Plan                      [   ]         [   ]         [   ]


(4)     The re-ratification and
        re-approval of the Vans, Inc.        FOR         AGAINST       ABSTAIN
        Rights Plan                         [   ]         [   ]         [   ]



(5)     The ratification of the              FOR         AGAINST       ABSTAIN
        appointment of KPMG LLP as the      [   ]         [   ]         [   ]
        independent auditors of the
        Company for fiscal 2001


(INSTRUCTION: TO vote against any one nominee, write                    THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS YOU
that nominee's name in the space provided below.)                       HAVE INDICATED ABOVE. IF NO INDICATION HAS BEEN MADE, THE
                                                                        SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE
                                                                        ABOVE NOMINEES AND IN FAVOR OF THE ABOVE PROPOSALS, AND,
-----------------------------------------                               AS THE PROXY DEEMS ADVISABLE, ON SUCH OTHER BUSINESS AS
                                                                        MAY PROPERLY COME BEFORE THE ANNUAL MEETING.



Signature(s)______________________________________________________________________________ Dated: ________________________, 2000


Sign exactly as your name appears on your stock certificate. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners should sign. If a corporation, sign in full corporation name by president or other authorized officer. If a partnership, sign in partnership name by authorized person. Persons signing in a fiduciary capacity should indicate their full title in such capacity.


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